UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2009 – September 30, 2010

Item 1: Reports to Shareholders

Vanguard Asset Allocation Fund
Annual Report

September 30, 2010

> Vanguard Asset Allocation Fund returned about 12% for the fiscal year ended September 30, 2010.

> The fund slightly lagged its composite benchmark, but outperformed the average return of its peer group.

> The Standard & Poor’s 500 Index returned 10.16% for the period, while the Barclays Capital U.S. Long Treasury Bond Index returned 12.74%.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Trustees Approve Advisory Agreement.	34
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
				Total
				Returns
Vanguard Asset Allocation Fund
Investor Shares				11.57%
Admiral™ Shares				11.70
Asset Allocation Composite Index				12.02
Flexible Portfolio Funds Average				7.66
Asset Allocation Composite Index: Weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Bond Index.
Flexible Portfolio Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Asset Allocation Fund
Investor Shares	$21.11	$23.13	$0.393	$0.000
Admiral Shares	47.39	51.93	0.933	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Asset Allocation Fund, which invests in a combination of stocks, bonds, and cash, returned about 12% for the 12 months ended September 30, 2010. The fund slightly trailed its benchmark—the Asset Allocation Composite Index—for the period, but significantly outperformed the average return for flexible portfolio funds.

The fund’s benchmark has a static allocation of 65% stocks, as represented by the S&P 500 Index, and 35% bonds, as represented by the Barclays Capital U.S. Long Treasury Bond Index. During the fiscal year, the fund was invested 70%–80% in stocks and 20%–30% in bonds. Its above-benchmark allocation to equities impeded the fund’s relative performance, as stocks lagged the unusually strong returns of long-term Treasury bonds for the period.

Please note that on October 6, after the close of the fund’s fiscal period, Vanguard broadened the availability of our lower-cost Admiral Shares. We reduced the Admiral minimums on most of our actively managed funds to $50,000 from $100,000, as part of our ongoing efforts to lower the cost of investing for our clients.

If you hold shares of the fund in a taxable account, you may wish to review the section on the fund’s after-tax returns, which appears later in this report.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to close the 12-month period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raises questions about the prospects for total returns in a fixed income market where yields hover near all-time lows. At the start of the period, the 10-year U.S. Treasury note yielded 3.31%; at the end of the period, the figure was 2.51% as

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

investors bid up bond prices. As yields move lower, of course, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

Fund modestly trailed index, but outperformed S&P 500
Vanguard Asset Allocation Fund seeks to produce long-term returns that are competitive with those of the S&P 500 Index, but with less stock market volatility. The fund’s advisor, Mellon Capital Management, uses a quantitative strategy to allocate assets among U.S. stocks, as represented by the S&P 500 Index, long-term U.S. Treasury bonds, and money market instruments. Although the fund may invest up to 100% of its assets in any one of the three asset classes, it is typically most heavily invested in equities.

The advisor considered stocks more attractive than bonds during the period, and kept the fund’s equity portion at 70% to 80% of fund assets, changing the fund’s allocation profile only twice during the 12 months. At the beginning of the period, the fund had an allocation of 80% stocks/ 20% bonds, but the advisor shifted the allocation to 70% stocks/30% bonds in

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Asset Allocation Fund	0.29%	0.18%	1.27%

The fund expense ratios shown are from the prospectus dated January 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the fund’s expense ratios were 0.27% for Investor Shares and 0.19% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Flexible Portfolio Funds.

Portfolio Allocation Changes

Starting Allocation Date	Stocks	Bonds	Cash
September 30, 2009	80%	20%	0%
October 14, 2009	70	30	0
May 21, 2010	80	20	0
Investments may reflect holdings of stocks, bonds, cash, and stock and bond futures contracts.

early October 2009. In May 2010, the fund changed back to an 80%/20% allocation and has maintained that allocation ever since.

Although stocks outperformed the broad bond market during the fiscal year, they trailed the uncommonly strong returns of long-term U.S. Treasury bonds, which rallied as investors sought both a safe haven from turmoil in Europe and the higher yields available from the longest-maturity securities. The Barclays Capital U.S. Long Treasury Bond Index returned about 13% for the period, surpassing the S&P 500 Index’s return of about 10%.

The fund’s composite index, with its fixed allocation of 65% stocks/ 35% long-term Treasury bonds, got a bigger boost from the Treasury rally than the fund, which, as mentioned earlier, held a bigger stake in stocks. Because of its smaller fixed income allocation, the fund missed out on some of the bond market’s return. Still, the fund met its goal of outperforming the S&P 500 Index for the 12 months.

In the equity portion of the portfolio, nine out of the ten market sectors posted positive results for the period. Stocks in the health care sector were the top performers during the 12 months, led by pharmaceutical companies and health care providers. Energy, consumer discretionary, and materials companies also helped boost performance.

Total Returns
Ten Years Ended September 30, 2010
Average
Annual Return
Asset Allocation Fund Investor Shares	1.62%
Asset Allocation Composite Index	3.08
Flexible Portfolio Funds Average	1.85

Asset Allocation Composite Index: Weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Bond Index. Flexible Portfolio Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The only sector that turned in negative results was financials, which represented the fund’s second-largest holding, on average, for the period.

An overweighting to stocks hindered long-term results
The Asset Allocation Fund’s primary focus is to produce returns for investors that are competitive with those of the S&P 500 Index, but with less long-term volatility. For the ten years ended September 30, the fund achieved this goal. The fund’s average annual return for Investor Shares over the past decade was 1.62%, versus the S&P 500 Index’s average annual return of –0.43% for the same period.

Although the fund surpassed the returns of the S&P 500, it lagged the annual results of its composite benchmark for the decade ended September 30, 2010 (please see the accompanying table). Relative to the benchmark, the fund has been overweighted in equities for much of the past decade. This overexposure has hindered the fund’s performance in comparison to its more conservative benchmark, as bonds outperformed stocks for the period.

Focus on your goals, rather than the market’s moves
The stock market’s ups and downs can be unsettling for investors, but this volatility is also a good reminder that you shouldn’t let the market’s unpredictable movements startle you, or influence your long-term investment strategy. While nobody can predict what will happen next in the financial markets, we can position our investment portfolios to make sure that they are in line with our investment goals. Vanguard encourages you to create a long-term plan that includes a mix of stocks, bonds, and short-term investments appropriate for your goals and risk tolerance. Such a well-balanced investment portfolio can help provide some cushion from the stock market’s downward swings while allowing you to participate in its long-term potential for growth.

Vanguard’s low-cost Asset Allocation Fund can play an important role in such an investment plan. The fund offers investors the opportunity to be broadly diversified, while potentially benefiting from the advisor’s efforts to shift among stocks, bonds, and cash in an effort to generate returns similar to those of the S&P 500 Index, but with less stock-market volatility over the long term.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 11, 2010

Advisor’s Report

For the 12 months ended September 30, 2010, the S&P 500 Index gained 10.16%, while the Barclays Capital U.S. Long Treasury Index rose 12.74%. Because Vanguard Asset Allocation Fund maintained an overweighted position in stocks relative to its neutral composite benchmark allocation of 65% stocks (based on the S&P 500 Index) and 35% bonds (based on the Barclays Capital U.S. Long Treasury Index), it underperformed the benchmark composite index. The fund’s Investor Shares returned 11.57%, and the Admiral Shares returned 11.70%, versus 12.02% for the benchmark composite index.

The Asset Allocation Fund began the review period with a stock/bond/cash allocation of 80%/20%/0%. However, in mid-October 2009, we decreased the fund’s equity allocation from 80% to 70% and increased its bond allocation from 20% to 30% of assets.

Since our previous rebalance in May 2009, long-term bond yields had increased modestly, while the expected return for the S&P 500 fell sharply following the powerful rally in equities. While earnings expectations continued to be adjusted upward during the period from May through October, they did not keep pace with the rally in equity prices.

Toward the end of 2009, investors began to question the sustainability of the economic recovery as data provided mixed signals. Indeed, consumer spending was on the rise after a year of tighter household budgets, and corporate earnings expectations continued to see upward adjustments. Meanwhile, the U.S. unemployment rate hit a 26-year high of 10.2% in October, though the rate of job losses eased somewhat in November. Third-quarter gross domestic product growth was revised downward by 0.7% to 2.8% in October, and by another 0.6% to 2.2% in December, indicating that consumer spending, net exports, and domestic investments were not as strong as previously estimated.

On balance, the positive growth consensus prevailed in the final quarter of 2009, as the S&P 500 Index returned 6.0% and bond prices fell. Treasury yields, particularly for issues with longer maturities, rose as brighter economic prospects raised inflation expectations, and concerns about the widening budget deficit and increasing supply of sovereign debt weighed on prices.

Following three strong quarters of performance, stocks experienced an abrupt selloff in mid-January 2010. The downturn was prompted by global fears that a full-blown international debt crisis could potentially be ignited by defaults of Greece, Spain, and Portugal. Policy tightening in China and U.S. government proposals for increasing regulation of the U.S. banking industry added fuel to the fire.

The S&P 500 fell to a three-month low, while the closely watched Chicago Board Options Exchange Volatility Index (VIX) spiked from 17% to 28%. U.S. Treasury bond prices rose sharply as investors shunned all forms of risky assets. The sell-off was short-lived, however, as the appetite for risk stabilized and turned positive in the subsequent two months. Concerns over the ability of Greece, Spain, and Portugal to curb their deficits eased and U.S. corporate earnings continued to surprise to the upside, beating fourth-quarter 2009 estimates by 10%, on average. Equity markets received further stimulus from Fed comments reiterating that rates would stay low for the foreseeable future.

After peaking in April, stock prices reversed sharply in May and June. As in January, much of the fear that gripped the markets originated in the peripheral economies of Europe. But the risk aversion was further fueled by a steady accumulation of negative macroeconomic releases that gave rise to the real possibility of a double-dip scenario. Although releases were bad across the board, the U.S. job market was particularly anemic.

The S&P 500 declined more than 13% in May and June, as the U.S. Long Treasury Index returned about 9% on both flight-to-quality and low-growth scenario bids.

These moves resulted in a significant widening of the risk premium, which in turn prompted an increase in the fund’s equity allocation to 80% from 70%. The bond allocation was shifted to 20% from 30%.

U.S. stocks were able to reverse and finish the final quarter of the review period with strong gains. Solid second-quarter earnings and better-than-expected macroeconomic numbers aided the advance. The S&P 500 Index rose 11.29% for the quarter, on the strength of an 8.92% gain in September, the index’s best September since 1939. Although the U.S. economy expanded in the second quarter of 2010, it slowed to 1.7% on an annualized basis, compared with 3.7% for the first quarter and 5.0% for the final quarter of 2009.

Meanwhile, the third quarter’s most recent report on unemployment, released at the beginning of September, revealed a jobless rate of 9.6% and reflected employers’ continuing reluctance to hire. Despite a stronger risk appetite, bond prices rose as expectations increased that the Federal Reserve would resume its quantitative easing program to further stimulate economic growth.

The portfolio’s asset mix remained approximately 80% stocks, 20% bonds, and 0% cash through September 30, 2010.

Outlook
Mellon Capital follows a disciplined process that focuses on forward-looking risk-adjusted returns. We evaluate each asset class return individually and comparatively, and determine an asset allocation most likely to maximize long-run, risk-adjusted returns. Our calculations suggest that the S&P 500 Index should deliver a return of around 9.5% per year over the next ten years. Meanwhile, high-grade corporate bonds currently yield about 4.8%. Given the current risk landscape, an expected risk premium of around 4.7 percentage points modestly favors equities relative to bonds. Accordingly, the Mellon Capital Tactical Asset Allocation Model recommends a 15-percentage-point overweighting in equity and underweighting in fixed income relative to the benchmark.

Charles J. Jacklin, President and Chief Executive Officer

Thomas F. Loeb, Chairman and Co-Founder

Helen Potter, CFA, Managing Director*

Mellon Capital Management Corporation

October 15, 2010

* After the close of the period, Helen Potter stepped down from the fund’s portfolio management team. Charles J. Jacklin and Thomas F. Loeb continue to be primarily responsible for the day-to-day management of the fund.

Asset Allocation Fund

Fund Profile
As of September 30, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VAAPX		VAARX
Expense Ratio[1]	0.29%		0.18%

Equity Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	500	500	3,920
Median Market Cap $42.1B		$42.1B	$27.3B
Price/Earnings Ratio	15.9x	15.9x	17.1x
Price/Book Ratio	2.1x	2.1x	2.1x
Return on Equity	20.5%	20.5%	19.1%
Earnings Growth Rate 6.2%		6.2%	6.4%
Dividend Yield	2.0%	2.0%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	34%	—	—
Short-Term Reserves	0.2%	—	—

Fixed Income Characteristics
		Barclays	Barclays
		Long	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	18	35	8,249
Average Coupon	5.3%	5.3%	4.3%
Average Duration	12.3 years	14.5 years	4.7 years
Average Effective
Maturity	22.9 years	22.3 years	6.6 years

Total Fund Volatility Measures
	Asset	DJ
	Allocation	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.93	0.96
Beta	1.29	0.84

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)

Exxon Mobil Corp.	Integrated Oil &
	Gas	3.0%
Apple Inc.	Computer
	Hardware	2.5
Microsoft Corp.	Systems Software	1.8
General Electric Co.	Industrial
	Conglomerates	1.7
Johnson & Johnson	Pharmaceuticals	1.7
Procter & Gamble Co.	Household
	Products	1.6
International Business	IT Consulting &
Machines Corp.	Other Services	1.6
AT&T Inc.	Integrated
	Telecommunication
	Services	1.6
Chevron Corp.	Integrated Oil &
	Gas	1.6
JPMorgan Chase & Co.	Diversified Financial
	Services	1.5
Top Ten		18.6%
Top Ten as % of Total Net Assets		12.4%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset (Target) Allocation

1 The expense ratios shown are from the prospectus dated January 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the expense ratios were 0.27% for Investor Shares and 0.19% for Admiral Shares.

Asset Allocation Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	10.4%	10.4%	11.7%
Consumer Staples	11.3	11.3	10.1
Energy	10.9	10.9	9.7
Financials	15.6	15.7	16.6
Health Care	11.7	11.7	11.2
Industrials	10.8	10.8	11.1
Information
Technology	18.9	18.8	19.0
Materials	3.6	3.5	4.2
Telecommunication
Services	3.2	3.2	2.9
Utilities	3.6	3.7	3.5

Sector Diversification (% of fixed income
portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Equity Investment Focus

Fixed Income Investment Focus

Asset Allocation Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2000, Through September 30, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Asset Allocation Fund Investor Shares	11.57%	0.50%	1.62%	$11,738
••••••••	Dow Jones U.S. Total Stock Market
	Index	11.51	1.37	0.41	10,421
- - - - - -	Barclays Capital U.S. Aggregate Bond
	Index	8.16	6.20	6.41	18,616
– – – –	Asset Allocation Composite Index	12.02	3.67	3.08	13,543
	Flexible Portfolio Funds Average	7.66	1.97	1.85	12,013

Asset Allocation Composite Index: Weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Bond Index.
Flexible Portfolio Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Asset Allocation Fund

		Average Annual Total Returns
		Periods Ended September 30, 2010
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(8/13/2001)	Investment
Asset Allocation Fund Admiral
Shares	11.70%	0.60%	2.54%	$62,854
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	2.69	63,729
Barclays Capital U.S. Aggregate
Bond Index	8.16	6.20	5.85	84,062
Asset Allocation Composite Index	12.02	3.67	4.20	72,821

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 30, 2000, Through September 30, 2010

Asset Allocation Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (66.0%)[1]
Consumer Discretionary (6.9%)
	McDonald’s Corp.	647,116	48,217
	Walt Disney Co.	1,164,571	38,559
*	Amazon.com Inc.	213,995	33,610
	Home Depot Inc.	1,018,207	32,257
	Comcast Corp. Class A	1,710,321	30,923
*	Ford Motor Co.	2,085,951	25,532
	Target Corp.	438,983	23,459
*	DIRECTV Class A	528,844	22,016
	Time Warner Inc.	684,402	20,977
	Lowe’s Cos. Inc.	853,569	19,026
	NIKE Inc. Class B	236,416	18,946
	News Corp. Class A	1,373,138	17,933
	Viacom Inc. Class B	373,738	13,526
	Yum! Brands Inc.	286,571	13,199
	Johnson Controls Inc.	403,336	12,302
	Time Warner Cable Inc.	216,507	11,689
	Starbucks Corp.	450,464	11,523
	TJX Cos. Inc.	244,182	10,898
*	priceline.com Inc.	29,242	10,186
	Carnival Corp.	260,313	9,946
*	Kohl’s Corp.	187,979	9,903
	Staples Inc.	439,307	9,190
	Best Buy Co. Inc.	208,760	8,524
	Coach Inc.	181,483	7,796
*	Discovery
	Communications Inc.
	Class A	172,737	7,523
	Omnicom Group Inc.	185,696	7,331
*	Bed Bath & Beyond Inc.	161,844	7,026
	CBS Corp. Class B	417,249	6,618
	McGraw-Hill Cos. Inc.	192,044	6,349
	Marriott International Inc.
	Class A	171,376	6,140
	Stanley Black & Decker Inc.	99,780	6,114
	Starwood Hotels &
	Resorts Worldwide Inc.	112,803	5,928
	Macy’s Inc.	251,276	5,802

			Market
			Value
		Shares	($000)
	Mattel Inc.	223,182	5,236
	Gap Inc.	268,180	4,999
	Fortune Brands Inc.	95,392	4,696
*	O’Reilly Automotive Inc.	86,554	4,605
	VF Corp.	55,148	4,468
	Limited Brands Inc.	159,711	4,277
	Genuine Parts Co.	94,978	4,235
*	Apollo Group Inc. Class A	78,615	4,037
	JC Penney Co. Inc.	147,905	4,020
*	AutoZone Inc.	17,521	4,011
	Harley-Davidson Inc.	140,948	4,009
	Ross Stores Inc.	72,605	3,966
	Wynn Resorts Ltd.	45,012	3,906
	Nordstrom Inc.	101,992	3,794
	Whirlpool Corp.	46,767	3,786
	Darden Restaurants Inc.	87,565	3,746
	Family Dollar Stores Inc.	84,245	3,720
	Hasbro Inc.	83,561	3,719
*	CarMax Inc.	132,619	3,695
	Expedia Inc.	124,844	3,522
	Polo Ralph Lauren Corp.
	Class A	39,075	3,511
	Tiffany & Co.	74,607	3,506
*	Interpublic Group of
	Cos. Inc.	303,230	3,041
	Wyndham Worldwide Corp.	110,530	3,036
	Newell Rubbermaid Inc.	167,984	2,992
	International
	Game Technology	184,413	2,665
	Scripps Networks
	Interactive Inc. Class A	54,732	2,604
	H&R Block Inc.	189,281	2,451
*	Urban Outfitters Inc.	76,260	2,398
*,^	Sears Holdings Corp.	29,987	2,163
	Leggett & Platt Inc.	93,835	2,136
	Abercrombie & Fitch Co.	53,717	2,112
	DeVry Inc.	39,369	1,937
*	GameStop Corp. Class A	97,562	1,923
	DR Horton Inc.	166,552	1,852
	Gannett Co. Inc.	142,270	1,740

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	RadioShack Corp.	79,760	1,701
*	Big Lots Inc.	51,026	1,697
*	Pulte Group Inc.	193,151	1,692
*	Goodyear Tire & Rubber Co.	139,510	1,500
	Washington Post Co. Class B	3,584	1,431
	Lennar Corp. Class A	91,681	1,410
*	Harman International
	Industries Inc.	38,879	1,299
*,^	AutoNation Inc.	39,333	914
	Meredith Corp.	27,220	907
*	Office Depot Inc.	173,346	797
*	Eastman Kodak Co.	174,064	731
*	New York Times Co.
	Class A	72,427	561
			656,122
Consumer Staples (7.5%)
	Procter & Gamble Co.	1,726,361	103,530
	Coca-Cola Co.	1,402,258	82,060
	Wal-Mart Stores Inc.	1,219,514	65,268
	PepsiCo Inc.	967,620	64,289
	Philip Morris
	International Inc.	1,114,377	62,427
	Kraft Foods Inc.	1,058,232	32,657
	Altria Group Inc.	1,261,389	30,299
	CVS Caremark Corp.	824,208	25,938
	Colgate-Palmolive Co.	295,543	22,716
	Walgreen Co.	591,565	19,817
	Costco Wholesale Corp.	265,376	17,114
	Kimberly-Clark Corp.	248,964	16,195
	General Mills Inc.	391,222	14,295
	Archer-Daniels-Midland Co.	394,828	12,603
	Sysco Corp.	362,874	10,349
	HJ Heinz Co.	194,294	9,204
	Kroger Co.	399,279	8,648
	Avon Products Inc.	262,147	8,418
	Kellogg Co.	157,463	7,954
	Lorillard Inc.	92,477	7,427
	Mead Johnson Nutrition Co.	122,392	6,965
	Reynolds American Inc.	102,950	6,114
	Coca-Cola Enterprises Inc.	196,193	6,082
	ConAgra Foods Inc.	270,458	5,934
	Clorox Co.	86,422	5,770
	Sara Lee Corp.	412,091	5,534
	Dr Pepper Snapple
	Group Inc.	149,993	5,328
	Safeway Inc.	233,586	4,943
	Hershey Co.	94,535	4,499
	JM Smucker Co.	74,143	4,488
	Estee Lauder Cos. Inc.
	Class A	70,965	4,487
	Molson Coors Brewing Co.
	Class B	93,277	4,405
	Campbell Soup Co.	111,981	4,003

			Market
			Value
		Shares	($000)
	Brown-Forman Corp.
	Class B	63,595	3,920
*	Whole Foods Market Inc.	90,030	3,341
	McCormick & Co. Inc.	79,156	3,328
	Tyson Foods Inc. Class A	182,414	2,922
*	Constellation Brands Inc.
	Class A	109,444	1,936
	Hormel Foods Corp.	43,205	1,927
	SUPERVALU Inc.	123,179	1,420
*	Dean Foods Co.	112,085	1,144
			709,698
Energy (7.2%)
	Exxon Mobil Corp.	3,093,635	191,156
	Chevron Corp.	1,220,297	98,905
	ConocoPhillips	903,985	51,916
	Schlumberger Ltd.	830,194	51,148
	Occidental Petroleum Corp.	494,320	38,705
	Apache Corp.	218,949	21,404
	Halliburton Co.	548,248	18,131
	Devon Energy Corp.	264,818	17,144
	Anadarko Petroleum Corp.	299,040	17,060
	EOG Resources Inc.	155,107	14,420
	Marathon Oil Corp.	428,557	14,185
	National Oilwell Varco Inc.	257,179	11,437
	Baker Hughes Inc.	258,426	11,009
	Hess Corp.	178,855	10,574
	Spectra Energy Corp.	398,237	8,980
	Chesapeake Energy Corp.	392,583	8,892
	Noble Energy Inc.	107,642	8,083
	Peabody Energy Corp.	163,753	8,026
	Murphy Oil Corp.	115,264	7,137
*	Southwestern Energy Co.	211,580	7,075
	Williams Cos. Inc.	355,190	6,788
*	Cameron International Corp.	145,625	6,256
	Valero Energy Corp.	340,775	5,967
	El Paso Corp.	421,732	5,221
*	FMC Technologies Inc.	73,873	5,045
	Consol Energy Inc.	134,062	4,955
	Pioneer Natural
	Resources Co.	68,734	4,470
*	Denbury Resources Inc.	241,198	3,833
	Range Resources Corp.	95,314	3,634
	QEP Resources Inc.	106,829	3,220
*	Nabors Industries Ltd.	170,161	3,073
	EQT Corp.	83,802	3,022
^	Diamond Offshore
	Drilling Inc.	42,002	2,846
	Sunoco Inc.	73,827	2,695
	Helmerich & Payne Inc.	64,365	2,604
*	Rowan Cos. Inc.	70,790	2,149
	Cabot Oil & Gas Corp.	62,168	1,872
	Massey Energy Co.	59,115	1,834
	Tesoro Corp.	84,205	1,125
			685,996

Asset Allocation Fund

			Market
			Value
		Shares	($000)
Financials (10.2%)
	JPMorgan Chase & Co.	2,412,212	91,833
*	Berkshire Hathaway Inc.
	Class B	1,044,475	86,357
	Wells Fargo & Co.	3,176,176	79,817
	Bank of America Corp.	6,082,248	79,738
*	Citigroup Inc.	14,339,453	55,924
	Goldman Sachs Group Inc.	312,269	45,148
	American Express Co.	645,163	27,116
	US Bancorp	1,164,075	25,167
	MetLife Inc.	548,864	21,104
	Morgan Stanley	847,063	20,905
	Bank of New York
	Mellon Corp.	732,790	19,148
	PNC Financial Services
	Group Inc.	318,588	16,538
	Simon Property Group Inc.	175,810	16,305
	Prudential Financial Inc.	285,292	15,457
	Aflac Inc.	287,779	14,881
	Travelers Cos. Inc.	283,964	14,795
	ACE Ltd.	204,500	11,912
	State Street Corp.	300,527	11,318
	Chubb Corp.	192,084	10,947
	Capital One Financial Corp.	272,945	10,795
	CME Group Inc.	39,972	10,411
	Allstate Corp.	329,699	10,402
	BB&T Corp.	419,862	10,110
	Franklin Resources Inc.	88,936	9,507
	Progressive Corp.	414,836	8,658
	Vornado Realty Trust	95,984	8,209
	Public Storage	84,354	8,186
	Charles Schwab Corp.	588,060	8,174
	Equity Residential	169,886	8,081
	T Rowe Price Group Inc.	158,177	7,919
	Marsh &
	McLennan Cos. Inc.	326,092	7,865
	SunTrust Banks Inc.	301,683	7,792
	Loews Corp.	195,184	7,397
	Ameriprise Financial Inc.	153,095	7,246
	Northern Trust Corp.	148,176	7,148
	Boston Properties Inc.	83,619	6,950
	HCP Inc.	186,459	6,709
	AON Corp.	162,596	6,359
	Hartford Financial Services
	Group Inc.	265,951	6,104
	Invesco Ltd.	278,602	5,915
	Fifth Third Bancorp	479,722	5,771
	Host Hotels & Resorts Inc.	393,428	5,697
	Discover Financial Services	334,351	5,577
	Regions Financial Corp.	756,504	5,500
	AvalonBay
	Communities Inc.	49,997	5,196
	Principal Financial
	Group Inc.	197,644	5,123
	Ventas Inc.	96,756	4,990

			Market
			Value
		Shares	($000)
*	Intercontinental-
	Exchange Inc.	44,304	4,640
	Lincoln National Corp.	191,155	4,572
	NYSE Euronext	158,404	4,526
	XL Group PLC Class A	206,111	4,464
	Unum Group	199,502	4,419
	KeyCorp	539,060	4,291
	M&T Bank Corp.	51,585	4,220
	Comerica Inc.	104,383	3,878
	Hudson City Bancorp Inc.	315,248	3,865
	Kimco Realty Corp.	237,336	3,738
*	Genworth Financial Inc.
	Class A	300,790	3,676
	Plum Creek Timber Co. Inc.	100,445	3,546
	Health Care REIT Inc.	73,299	3,470
*	SLM Corp.	294,785	3,405
*	American International
	Group Inc.	84,418	3,301
	ProLogis	280,021	3,299
*	CB Richard Ellis Group Inc.
	Class A	173,414	3,170
	Moody’s Corp.	119,027	2,973
	Cincinnati Financial Corp.	101,197	2,920
	People’s United
	Financial Inc.	219,737	2,876
	Assurant Inc.	68,806	2,800
*	Leucadia National Corp.	118,359	2,796
	Legg Mason Inc.	91,517	2,774
	Torchmark Corp.	48,541	2,579
	Huntington Bancshares Inc.	417,876	2,369
	Zions Bancorporation	103,622	2,213
	Marshall & Ilsley Corp.	306,552	2,158
*	First Horizon National Corp.	150,930	1,722
*	NASDAQ OMX Group Inc.	85,224	1,656
*	E*Trade Financial Corp.	112,253	1,632
	Apartment Investment &
	Management Co.	69,409	1,484
	Federated Investors Inc.
	Class B	53,846	1,226
	Janus Capital Group Inc.	94,663	1,037
			973,896
Health Care (7.7%)
	Johnson & Johnson	1,672,279	103,614
	Pfizer Inc.	4,884,068	83,859
	Merck & Co. Inc.	1,872,100	68,912
	Abbott Laboratories	936,356	48,915
*	Amgen Inc.	580,549	31,994
	Bristol-Myers Squibb Co.	1,041,114	28,225
	UnitedHealth Group Inc.	687,874	24,151
	Eli Lilly & Co.	615,124	22,470
	Medtronic Inc.	657,677	22,085
*	Gilead Sciences Inc.	507,017	18,055
	Baxter International Inc.	355,518	16,962
*	Express Scripts Inc.	334,051	16,268
*	Celgene Corp.	279,759	16,117

Asset Allocation Fund

			Market
			Value
		Shares	($000)
*	WellPoint Inc.	242,253	13,721
*	Medco Health
	Solutions Inc.	261,832	13,631
	Allergan Inc.	185,646	12,351
*	Thermo Fisher
	Scientific Inc.	251,075	12,021
*	Genzyme Corp.	155,448	11,004
	Becton Dickinson and Co.	143,536	10,636
	Stryker Corp.	202,507	10,135
	McKesson Corp.	159,311	9,842
	Aetna Inc.	260,436	8,232
*	Biogen Idec Inc.	145,467	8,164
*	St. Jude Medical Inc.	196,204	7,719
	Cardinal Health Inc.	214,046	7,072
*	Intuitive Surgical Inc.	23,583	6,691
*	Zimmer Holdings Inc.	126,075	6,598
	CIGNA Corp.	166,452	5,956
*	Hospira Inc.	100,290	5,718
*	Boston Scientific Corp.	926,702	5,681
*	Forest Laboratories Inc.	171,140	5,293
*	Humana Inc.	105,082	5,279
	AmerisourceBergen Corp.
	Class A	170,150	5,217
*	Life Technologies Corp.	107,281	5,009
*	Laboratory Corp. of
	America Holdings	62,423	4,896
	CR Bard Inc.	59,404	4,837
	Quest Diagnostics Inc.	90,415	4,563
*	Varian Medical Systems Inc.	75,059	4,541
*	DaVita Inc.	63,140	4,359
*	Waters Corp.	58,283	4,125
*	Mylan Inc.	191,753	3,607
*	Cerner Corp.	41,348	3,473
	DENTSPLY International Inc.	93,402	2,986
*	Cephalon Inc.	46,133	2,881
*	CareFusion Corp.	112,516	2,795
*	Watson Pharmaceuticals Inc. 65,458		2,770
*	Coventry Health Care Inc.	96,433	2,076
	PerkinElmer Inc.	79,366	1,837
	Patterson Cos. Inc.	57,735	1,654
*	King Pharmaceuticals Inc.	152,368	1,518
*	Tenet Healthcare Corp.	266,119	1,256
			731,771
Industrials (7.1%)
	General Electric Co.	6,491,319	105,484
	United Technologies Corp.	565,831	40,304
	United Parcel Service Inc.
	Class B	599,991	40,013
	3M Co.	432,211	37,477
	Caterpillar Inc.	382,439	30,090
	Boeing Co.	446,064	29,681
	Union Pacific Corp.	302,694	24,760
	Emerson Electric Co.	457,475	24,091
	Honeywell International Inc.	464,595	20,414

			Market
			Value
		Shares	($000)
	Deere & Co.	256,775	17,918
	FedEx Corp.	191,715	16,392
	General Dynamics Corp.	234,241	14,713
	Illinois Tool Works Inc.	296,640	13,948
	Norfolk Southern Corp.	226,018	13,450
	Danaher Corp.	324,244	13,168
	Lockheed Martin Corp.	181,325	12,925
	CSX Corp.	231,024	12,780
	Tyco International Ltd.	301,281	11,066
	Precision Castparts Corp.	86,198	10,977
	Cummins Inc.	120,663	10,930
	Northrop Grumman Corp.	179,250	10,868
	PACCAR Inc.	220,530	10,619
	Raytheon Co.	229,400	10,486
	Waste Management Inc.	292,841	10,466
	Eaton Corp.	100,237	8,269
	CH Robinson Worldwide Inc.	99,752	6,975
	Parker Hannifin Corp.	97,981	6,865
	Expeditors International of
	Washington Inc.	131,774	6,092
	Dover Corp.	116,322	6,073
	Southwest Airlines Co.	460,681	6,021
	Republic Services Inc.
	Class A	186,991	5,701
	Rockwell Collins Inc.	96,876	5,643
	Goodrich Corp.	74,907	5,523
	Rockwell Automation Inc.	88,153	5,442
	Fluor Corp.	107,728	5,336
	ITT Corp.	112,473	5,267
	L-3 Communications
	Holdings Inc.	71,184	5,144
	Fastenal Co.	88,411	4,703
	WW Grainger Inc.	36,458	4,343
*	Stericycle Inc.	53,766	3,736
	Flowserve Corp.	33,619	3,679
	Roper Industries Inc.	56,094	3,656
	Textron Inc.	163,594	3,363
	Pall Corp.	72,739	3,029
*	Jacobs Engineering
	Group Inc.	73,436	2,842
	Pitney Bowes Inc.	127,319	2,722
	Iron Mountain Inc.	114,848	2,566
	Equifax Inc.	82,066	2,560
	Robert Half International Inc.	93,244	2,424
*	Quanta Services Inc.	124,360	2,373
	Dun & Bradstreet Corp.	32,000	2,372
	Masco Corp.	215,390	2,371
	Avery Dennison Corp.	61,948	2,299
	Cintas Corp.	82,041	2,260
	RR Donnelley & Sons Co.	126,851	2,151
	Snap-On Inc.	37,103	1,726
	Ryder System Inc.	35,430	1,515
			678,061

Asset Allocation Fund

			Market
			Value
		Shares	($000)
Information Technology (12.5%)
*	Apple Inc.	554,504	157,341
	Microsoft Corp.	4,632,462	113,449
	International Business
	Machines Corp.	767,268	102,921
*	Google Inc. Class A	150,469	79,115
*	Cisco Systems Inc.	3,462,131	75,821
	Intel Corp.	3,384,305	65,080
	Oracle Corp.	2,353,019	63,179
	Hewlett-Packard Co.	1,381,442	58,117
	QUALCOMM Inc.	976,985	44,082
*	EMC Corp.	1,249,433	25,376
	Visa Inc. Class A	298,181	22,143
	Texas Instruments Inc.	727,319	19,739
	Corning Inc.	945,910	17,291
*	eBay Inc.	699,017	17,056
*	Dell Inc.	1,029,503	13,342
	Mastercard Inc. Class A	58,603	13,127
	Automatic Data
	Processing Inc.	303,663	12,763
*	Motorola Inc.	1,413,801	12,060
*	Cognizant Technology
	Solutions Corp. Class A	181,119	11,677
*	Yahoo! Inc.	805,841	11,419
*	NetApp Inc.	215,830	10,746
*	Juniper Networks Inc.	321,793	9,766
	Broadcom Corp. Class A	271,178	9,597
	Applied Materials Inc.	820,549	9,584
	Xerox Corp.	818,710	8,474
*	Adobe Systems Inc.	322,772	8,440
*	Salesforce.com Inc.	70,571	7,890
*	Citrix Systems Inc.	112,960	7,708
*	Intuit Inc.	173,470	7,600
*	Symantec Corp.	483,406	7,333
	Western Union Co.	409,312	7,233
*	Agilent Technologies Inc.	214,732	7,166
	Analog Devices Inc.	177,731	5,577
	Altera Corp.	182,181	5,495
	Paychex Inc.	197,739	5,436
*	Akamai Technologies Inc.	105,898	5,314
	Amphenol Corp. Class A	105,917	5,188
	CA Inc.	243,904	5,151
*	Fiserv Inc.	94,785	5,101
*	SanDisk Corp.	137,627	5,044
*,^	First Solar Inc.	32,375	4,770
*	Red Hat Inc.	113,126	4,638
*	McAfee Inc.	96,922	4,581
*	Autodesk Inc.	140,925	4,505
*	BMC Software Inc.	111,121	4,498
	Computer Sciences Corp.	95,074	4,373
	Linear Technology Corp.	137,602	4,229
	Fidelity National Information
	Services Inc.	155,770	4,226
	Xilinx Inc.	154,703	4,117
*	Teradata Corp.	105,461	4,067

			Market
			Value
		Shares	($000)
*	NVIDIA Corp.	335,563	3,919
*	Western Digital Corp.	137,682	3,909
*	Micron Technology Inc.	529,477	3,818
	KLA-Tencor Corp.	102,807	3,622
	Harris Corp.	81,115	3,593
	Microchip Technology Inc.	111,712	3,513
*	VeriSign Inc.	106,711	3,387
*	Electronic Arts Inc.	200,995	3,302
*	SAIC Inc.	171,612	2,742
*	Advanced Micro
	Devices Inc.	352,025	2,503
*	FLIR Systems Inc.	94,593	2,431
*	Lexmark International Inc.
	Class A	49,820	2,223
	National
	Semiconductor Corp.	145,344	1,856
*	LSI Corp.	398,321	1,816
	Molex Inc.	85,292	1,785
	Total System Services Inc.	112,730	1,718
	Tellabs Inc.	230,072	1,714
*	MEMC Electronic
	Materials Inc.	141,259	1,684
	Jabil Circuit Inc.	113,566	1,636
*	Novellus Systems Inc.	60,371	1,605
*	JDS Uniphase Corp.	117,884	1,461
*	QLogic Corp.	78,522	1,385
*	Teradyne Inc.	118,430	1,319
*	Novell Inc.	204,877	1,223
*	Compuware Corp.	143,119	1,221
*	Monster Worldwide Inc.	75,909	984
			1,183,314
Materials (2.4%)
	EI du Pont de
	Nemours & Co.	549,433	24,516
	Freeport-McMoRan
	Copper & Gold Inc.	285,804	24,405
	Dow Chemical Co.	696,073	19,114
	Newmont Mining Corp.	297,512	18,687
	Praxair Inc.	186,248	16,811
	Monsanto Co.	331,652	15,896
	Air Products &
	Chemicals Inc.	129,231	10,703
	Alcoa Inc.	611,899	7,410
	Nucor Corp.	193,211	7,381
	Ecolab Inc.	143,737	7,293
	PPG Industries Inc.	100,155	7,291
	International Paper Co.	261,560	5,689
	Cliffs Natural Resources Inc.	80,477	5,144
	Weyerhaeuser Co.	318,918	5,026
	Sigma-Aldrich Corp.	75,074	4,533
	Sherwin-Williams Co.	55,553	4,174
	CF Industries Holdings Inc.	42,282	4,038
	United States Steel Corp.	86,175	3,778
	Eastman Chemical Co.	44,863	3,320
	Ball Corp.	55,806	3,284

Asset Allocation Fund

			Market
			Value
		Shares	($000)
	Airgas Inc.	45,656	3,102
	FMC Corp.	44,360	3,035
	Allegheny Technologies Inc.	61,523	2,858
*	Owens-Illinois Inc.	99,885	2,803
	Vulcan Materials Co.	75,908	2,802
*	Pactiv Corp.	81,006	2,672
	MeadWestvaco Corp.	105,667	2,576
	International Flavors &
	Fragrances Inc.	49,981	2,425
	Sealed Air Corp.	94,234	2,118
	Bemis Co. Inc.	66,246	2,103
*	Titanium Metals Corp.	54,606	1,090
	AK Steel Holding Corp.	65,963	911
			226,988
Telecommunication Services (2.1%)
	AT&T Inc.	3,586,981	102,588
	Verizon
	Communications Inc.	1,718,983	56,022
*	American Tower Corp.
	Class A	242,800	12,446
*	Sprint Nextel Corp.	1,831,142	8,478
	CenturyLink Inc.	181,996	7,181
	Qwest Communications
	International Inc.	1,036,360	6,498
	Frontier
	Communications Corp.	606,772	4,957
	Windstream Corp.	283,873	3,489
*	MetroPCS
	Communications Inc.	161,568	1,690
			203,349
Utilities (2.4%)
	Southern Co.	498,844	18,577
	Exelon Corp.	400,815	17,067
	Dominion Resources Inc.	358,555	15,654
	Duke Energy Corp.	799,021	14,151
	NextEra Energy Inc.	253,545	13,790

			Market
			Value
		Shares	($000)
	PG&E Corp.	236,078	10,723
	American Electric
	Power Co. Inc.	292,857	10,610
	Public Service Enterprise
	Group Inc.	306,558	10,141
	Entergy Corp.	113,761	8,706
	Consolidated Edison Inc.	171,111	8,251
	Sempra Energy	151,173	8,133
	PPL Corp.	290,696	7,916
	Progress Energy Inc.	176,607	7,845
	FirstEnergy Corp.	187,069	7,210
	Edison International	197,711	6,799
	Xcel Energy Inc.	281,403	6,464
*	AES Corp.	418,395	4,749
	DTE Energy Co.	102,000	4,685
	Wisconsin Energy Corp.	73,573	4,252
	Ameren Corp.	145,897	4,143
	Constellation Energy
	Group Inc.	125,156	4,035
	CenterPoint Energy Inc.	245,036	3,852
*	NRG Energy Inc.	157,305	3,275
	Northeast Utilities	108,047	3,195
	NiSource Inc.	168,199	2,927
	Oneok Inc.	62,251	2,804
	SCANA Corp.	68,679	2,769
	Pepco Holdings Inc.	139,999	2,604
	Pinnacle West Capital Corp.	63,057	2,602
	Allegheny Energy Inc.	102,921	2,524
	CMS Energy Corp.	136,755	2,464
	Integrys Energy Group Inc.	46,651	2,429
	TECO Energy Inc.	129,175	2,237
	Nicor Inc.	23,852	1,093
			228,676
Total Common Stocks
(Cost $4,243,125)			6,277,871

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (8.0%)[1]
U.S. Government Securities (8.0%)
United States Treasury Note/Bond	8.000%	11/15/21	44,708	67,432
United States Treasury Note/Bond	7.125%	2/15/23	22,978	33,142
United States Treasury Note/Bond	6.250%	8/15/23	38,109	51,614
United States Treasury Note/Bond	6.875%	8/15/25	24,582	35,713
United States Treasury Note/Bond	6.000%	2/15/26	29,136	39,356

Asset Allocation Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	6.125%	11/15/27	32,449	44,795
United States Treasury Note/Bond	6.250%	5/15/30	31,471	44,536
United States Treasury Note/Bond	5.375%	2/15/31	31,599	40,679
United States Treasury Note/Bond	4.500%	2/15/36	39,695	45,625
United States Treasury Note/Bond	5.000%	5/15/37	6,100	7,574
United States Treasury Note/Bond	4.500%	5/15/38	5,312	6,107
United States Treasury Note/Bond	3.500%	2/15/39	38,590	37,318
United States Treasury Note/Bond	4.250%	5/15/39	44,293	48,701
United States Treasury Note/Bond	4.500%	8/15/39	48,465	55,477
United States Treasury Note/Bond	4.375%	11/15/39	53,925	60,472
United States Treasury Note/Bond	4.625%	2/15/40	54,545	63,698
United States Treasury Note/Bond	4.375%	5/15/40	51,002	57,258
United States Treasury Note/Bond	3.875%	8/15/40	20,123	20,799
Total U.S. Government and Agency Obligations (Cost $679,039)				760,296

			Shares
Temporary Cash Investments (26.5%)[1]
Money Market Fund (23.4%)
2,3 Vanguard Market Liquidity Fund	0.261%		2,220,204,013	2,220,204

			Face
			Amount
			($000)
U.S. Government and Agency Obligations (1.4%)
4 United States Treasury Bill	0.140%	12/23/10	132,250	132,208

Commercial Paper (1.7%)
Abbey National NA LLC	0.350%	10/12/10	1,350	1,350
Commerzbank U.S. Finance Inc.	0.451%	10/1/10	20,000	20,000
Intesa Funding LLC	0.340%	12/1/10	35,000	34,983
Lloyds TSB Bank PLC	0.450%	10/20/10	20,000	19,997
Natixis US Finance Co.	0.350%	12/10/10	30,700	30,683
Santander Central Hispano Finance (Delaware), Inc.	0.440%	10/19/10	20,000	19,995
Societe Generale N.A. Inc.	0.310%	12/9/10	16,000	15,991
Societe Generale N.A. Inc.	0.300%	12/17/10	20,000	19,988
UBS Finance	0.205%	12/22/10	2,000	1,999
				164,986
Total Temporary Cash Investments (Cost $2,517,388)				2,517,398
Total Investments (100.5%) (Cost $7,439,552)				9,555,565
Other Assets and Liabilities (-0.5%)
Other Assets				30,815
Liabilities[3]				(80,549)
				(49,734)
Net Assets (100%)				9,505,831

Asset Allocation Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	8,530,679
Undistributed Net Investment Income	17,859
Accumulated Net Realized Losses	(1,194,940)
Unrealized Appreciation (Depreciation)
Investment Securities	2,116,013
Futures Contracts	36,220
Net Assets	9,505,831

Investor Shares—Net Assets
Applicable to 356,283,420 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,240,914
Net Asset Value Per Share—Investor Shares	$23.13

Admiral Shares—Net Assets
Applicable to 24,359,311 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,264,917
Net Asset Value Per Share—Admiral Shares	$51.93

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $8,814,000.
1 The fund invests a portion of its cash reserves in equity and bond markets through the use of futures contracts. After giving effect to futures investments, the fund’s effective positions in common stock, U.S. government obligations, and temporary cash investments represent 79.3%, 21.0%, and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $9,143,000 of collateral received for securities on loan.
4 Securities with a value of $132,198,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends	130,644
Interest[1]	59,398
Security Lending	465
Total Income	190,507
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,985
Performance Adjustment	(5,308)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,880
Management and Administrative—Admiral Shares	1,515
Marketing and Distribution—Investor Shares	1,569
Marketing and Distribution—Admiral Shares	228
Custodian Fees	117
Auditing Fees	27
Shareholders’ Reports—Investor Shares	66
Shareholders’ Reports—Admiral Shares	4
Trustees’ Fees and Expenses	18
Total Expenses	24,101
Net Investment Income	166,406
Realized Net Gain (Loss)
Investment Securities Sold	173,334
Futures Contracts	256,311
Realized Net Gain (Loss)	429,645
Change in Unrealized Appreciation (Depreciation)
Investment Securities	446,092
Futures Contracts	(20,448)
Change in Unrealized Appreciation (Depreciation)	425,644
Net Increase (Decrease) in Net Assets Resulting from Operations	1,021,695
1 Interest income from an affiliated company of the fund was $4,643,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	166,406	173,447
Realized Net Gain (Loss)	429,645	(985,882)
Change in Unrealized Appreciation (Depreciation)	425,644	(235,904)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,021,695	(1,048,339)
Distributions
Net Investment Income
Investor Shares	(143,513)	(165,958)
Admiral Shares	(23,859)	(29,992)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(167,372)	(195,950)
Capital Share Transactions
Investor Shares	(347,450)	(184,139)
Admiral Shares	(155,522)	(194,542)
Net Increase (Decrease) from Capital Share Transactions	(502,972)	(378,681)
Total Increase (Decrease)	351,351	(1,622,970)
Net Assets
Beginning of Period	9,154,480	10,777,450
End of Period[1]	9,505,831	9,154,480

1 Net Assets—End of Period includes undistributed net investment income of $17,859,000 and $18,825,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$21.11	$23.91	$30.92	$27.29	$25.08
Investment Operations
Net Investment Income	.394	.384	.594	.660	.520
Net Realized and Unrealized Gain (Loss)
on Investments	2.019	(2.752)	(6.945)	3.590	2.200
Total from Investment Operations	2.413	(2.368)	(6.351)	4.250	2.720
Distributions
Dividends from Net Investment Income	(.393)	(.432)	(.659)	(.620)	(.510)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.393)	(.432)	(.659)	(.620)	(.510)
Net Asset Value, End of Period	$23.13	$21.11	$23.91	$30.92	$27.29

Total Return[1]	11.57%	-9.60%	-20.84%	15.69%	11.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,241	$7,849	$9,043	$11,833	$10,024
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.29%	0.31%	0.37%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.78%	2.07%	2.11%	2.25%	2.01%
Portfolio Turnover Rate	34%	16%	5%	6%	16%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.07%), 0.00%, 0.04%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$47.39	$53.69	$69.43	$61.28	$56.33
Investment Operations
Net Investment Income	.924	.908	1.403	1.555	1.235
Net Realized and Unrealized Gain (Loss)
on Investments	4.549	(6.185)	(15.599)	8.054	4.924
Total from Investment Operations	5.473	(5.277)	(14.196)	9.609	6.159
Distributions
Dividends from Net Investment Income	(.933)	(1.023)	(1.544)	(1.459)	(1.209)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.933)	(1.023)	(1.544)	(1.459)	(1.209)
Net Asset Value, End of Period	$51.93	$47.39	$53.69	$69.43	$61.28

Total Return	11.70%	-9.51%	-20.76%	15.81%	11.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,265	$1,305	$1,734	$2,310	$1,858
Ratio of Total Expenses to
Average Net Assets[1]	0.19%	0.18%	0.20%	0.27%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.86%	2.18%	2.22%	2.35%	2.12%
Portfolio Turnover Rate	34%	16%	5%	6%	16%

1 Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.07%), 0.00%, 0.04%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses S&P 500 Index and U.S. Treasury futures contracts, with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Asset Allocation Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Barclays Capital U.S. Long Treasury Bond Index. For the year ended September 30, 2010, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before a decrease of $5,308,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $1,711,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.68% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Asset Allocation Fund

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,277,871	—	—
U.S. Government and Agency Obligations	—	760,296	—
Temporary Cash Investments	2,220,204	297,194	—
Futures Contracts—Assets[1]	1,068	—	—
Futures Contracts—Liabilities[1]	(4,641)	—	—
Total	8,494,502	1,057,490	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Equity	Interest Rate
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	1,068	1,068
Liabilities	(4,641)	—	(4,641)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2010, were:

	Equity	Interest Rate
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	84,841	171,470	256,311

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	10,395	(30,843)	(20,448)

At September 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	December 2010	11,897	1,590,852	(7,313)
S&P 500 Index	December 2010	4,113	1,168,812	40,827
E-mini S&P 500 Index	December 2010	1,533	87,128	2,706

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Asset Allocation Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2010, the fund had $34,857,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,155,271,000 to offset future net capital gains of $77,389,000 through September 30, 2012, and $1,077,882,000 through September 30, 2017.

At September 30, 2010, the cost of investment securities for tax purposes was $7,439,552,000.

Net unrealized appreciation of investment securities for tax purposes was $2,116,013,000, consisting of unrealized gains of $2,534,413,000 on securities that had risen in value since their purchase and $418,400,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2010, the fund purchased $16,423,000 of investment securities and sold $254,926,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,333,957,000 and $2,368,163,000, respectively.

H. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	578,391	26,562	1,141,130	63,562
Issued in Lieu of Cash Distributions	142,268	6,591	164,300	9,026
Redeemed	(1,068,109)	(48,762)	(1,489,569)	(78,980)
Net Increase (Decrease)—Investor Shares	(347,450)	(15,609)	(184,139)	(6,392)
Admiral Shares
Issued	92,789	1,878	74,170	1,789
Issued in Lieu of Cash Distributions	21,348	441	27,019	662
Redeemed	(269,659)	(5,498)	(295,731)	(7,217)
Net Increase (Decrease)—Admiral Shares	(155,522)	(3,179)	(194,542)	(4,766)

I. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Asset Allocation Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 8, 2010

Special 2010 tax information (unaudited) for Vanguard Asset Allocation Fund
This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $140,531,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 77.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Asset Allocation Fund Investor Shares
Periods Ended September 30, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	11.57%	0.50%	1.62%
Returns After Taxes on Distributions	11.21	0.09	1.03
Returns After Taxes on Distributions and Sale of Fund Shares	7.82	0.33	1.12

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Asset Allocation Fund	3/31/2010	9/30/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,040.41	$1.23
Admiral Shares	1,000.00	1,040.49	1.02
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.87	$1.22
Admiral Shares	1,000.00	1,024.07	1.01

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Asset Allocation Fund has approved an amended investment advisory agreement with Mellon Capital Management Corporation, effective July 1, 2010. The performance adjustment schedule was revised to better align the advisor’s compensation with performance. The board determined that retaining Mellon Capital and amending the performance adjustment schedule was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Mellon Capital, founded in 1983, is a leader in asset allocation and quantitative investment strategies, with a history of innovation in portfolio management. The firm has advised the fund since its inception in 1988. Mellon Capital uses a proprietary, quantitative model in implementing a disciplined process that focuses on forward-looking, risk-adjusted returns. The equity-risk premium is based on the model’s estimates of the average annual returns of stocks and of A-rated corporate bonds over the next ten years. The advisor actively allocates the fund’s assets among investments representing the performance of three broad asset categories: Standard & Poor’s 500 Index stocks, long-term U.S. Treasury bonds, and money market instruments. To determine the optimal portfolio mix, the allocation process considers expectations for relative performance, relative risk, and inflation.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of and amendments to the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the results have been mixed—with periods of outperformance and periods of underperformance versus its benchmark and average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Mellon Capital in determining whether to approve the advisory fee, because Mellon Capital is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	JamesM. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q780 112010

Vanguard U.S. Value Fund
Annual Report

September 30, 2010

> For the 12 months ended September 30, 2010, Vanguard U.S. Value Fund returned 7.09%.

> The fund trailed the return of its benchmark, the Russell 3000 Value Index, as well as the average return of multi-capitalization value funds.

> Subpar stock selection in the industrial, information technology, and energy sectors hurt the fund’s performance relative to its benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
				Total
				Returns
Vanguard U.S. Value Fund				7.09%
Russell 3000 Value Index				9.15
Multi-Cap Value Funds Average				8.82
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$8.84	$9.28	$0.180	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended September 30, Vanguard U.S. Value Fund returned 7.09%, lagging the return of both its benchmark index, the Russell 3000 Value Index, and the average return of multi-cap value funds. The fund fell short of these benchmarks in large part because of poor stock selection in the industrial, information technology, and energy sectors.

If you own shares of the fund in a taxable account, you may wish to review our report of the fund’s after-tax returns on page 23.

Please note that in August, the U.S. Value Fund’s board of trustees restructured the fund’s investment advisory team, removing AXA Rosenberg as an investment advisor and reallocating the assets it had managed to Vanguard’s Quantitative Equity Group, which now serves as the fund’s sole advisor. AXA Rosenberg had been an advisor to the fund for more than three years, and we thank the firm and its investment professionals for their dedication, commitment, and service during that time. The U.S. Value Fund’s primary investment objective and strategy will not change as a result of the restructuring.

2

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to close the 12-month period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raises questions about the prospects for total returns in a fixed income market where yields hover near all-time lows. At the start of the period, the 10-year U.S.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

3

Treasury note yielded 3.31%; at the end of the period, the figure was 2.51% as investors bid up bond prices. As yields move lower, of course, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

The fund’s subpar stock picks restrained relative performance
Vanguard U.S. Value Fund is managed using computer models to select the stocks of primarily large and mid-sized companies the advisor deems to be undervalued, with strong fundamentals and a potential for earnings growth. The goal is to produce benchmark-beating returns while taking measured risks relative to the fund’s target index.

Like many other funds reliant on quantitative models, the U.S. Value Fund has struggled through the market’s choppy conditions over the past couple of years.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
U.S. Value Fund	0.52%	1.30%

The fund expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the fund’s expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Value Funds.

4

These models tend to favor the stocks of high-quality, reasonably valued companies, a strategy that has been out of step with the market’s recent preference for riskier companies. During the financial crisis, it appeared that some of these financially weaker companies would collapse. When the financial markets began to heal, however, many of these marginal stocks rallied as the prospect of bankruptcy receded.

Among the fund’s shortfalls were its selections in the industrial, information technology, and energy sectors. In industrials, the fund missed the mark by having no or limited exposure to strongly performing farm and construction machinery companies such as John Deere—one of the benchmark sector’s best performers—and Caterpillar.

In information technology, the fund held oversized stakes in two companies whose stocks badly lagged the sector’s overall return: Computer Sciences, an IT service provider, and tech giant Hewlett-Packard, which recently fired its chief executive. Both companies posted double-digit negative returns for the period.

Total Returns
Ten Years Ended September 30, 2010
Average
Annual Return
U.S. Value Fund	2.30%
Russell 3000 Value Index	2.96
Multi-Cap Value Funds Average	2.33
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

In the energy sector, the fund failed to take advantage of pockets of strength among oil and gas exploration companies. Its selections generated only about half the return of the oil and gas exploration stocks in the benchmark.

Among the bright spots were the fund’s selections in the telecommunication services, materials, and consumer staples sectors, with notable strengths in food products and beverages. Although the fund outperformed the index in all three sectors, these successes were not able to offset the shortfalls elsewhere.

Periods of market turbulence led to modest returns
For the ten years ended September 30, Vanguard U.S. Value Fund earned an average annual return of 2.30%, a few steps behind the return of its benchmark index (+2.96), but in line with the average return of its multi-cap value fund peers (+2.33%).

The fund’s modest average annual return for the decade reflects a tough period for the stock market in general. We remain confident that Vanguard Quantitative Equity Group, which joined the fund in 2008 and only recently assumed sole responsibility for portfolio management, can lead the fund to competitive long-term returns, a task made easier by the fund’s low costs.

Diversification tempers bumps in the stock market
During the past fiscal year, the stock market’s volatility has tested the will of even diehard investors.

Although such periods can be frustrating, the markets’ ups and downs are an integral part of investing. And as you well know, you have to be willing to take some risks if you want to reap the potential rewards. Our experience suggests that an effective way to cope with market volatility is to focus on the long term and maintain a diversified portfolio.

A balanced portfolio containing a mix of stock, bond, and short-term investments can help protect your assets from the markets’ worst outcomes while giving you the opportunity to participate in the best.

Vanguard U.S. Value Fund, with its low costs and broad diversification among value stocks, can play an important supporting role in such a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 11, 2010

6

Advisor’s Report

The U.S. equity market began the fiscal year with strong returns for the first two quarters, declined in the third quarter by more than 10%, and ended the fiscal year with a strong rally. The September rally came despite continued weakness and uncertainty in economic data. GDP has sustained a slow, steady decline since the fourth calendar quarter of 2009, when it registered a 5.0% gain; the GDP slipped to 3.7% for the first quarter of 2010 and 1.6% in the second quarter. Although corporate earnings have been surprisingly robust, and may continue the trend for the third quarter, investors remain cautious and concerned about where equity markets will head next, given an uncertain recovery, near-10% unemployment, sovereign debt concerns abroad, and recent statements by the Federal Reserve discussing the possibility of additional stimulus to reinvigorate the economy.

We are disappointed to report that the U.S. Value Fund returned 7.1% for the fiscal year ended September 30, lagging its benchmark, the Russell 3000 Value Index, by 2.1 percentage points. For the 12 months, returns for multi-cap value stocks, the focus of your investment were led by consumer discretionary, telecommunication services, and materials companies. Technology and financial company returns were the laggards for the fiscal period.

The volatility in the market has reinforced our conviction that attempting to time our investments is not profitable. Our aim, instead, is to identify individual stocks that have characteristics that will outperform over the long run. We select stocks by using a model with five themes: valuation, growth, management decisions, market sentiment, and quality. Each theme represents a model with several underlying components and can be used individually to select stocks, but combining them is stronger than any individual signal. Each theme also produces periods of over- or underperformance; combining the models helps to dampen cyclicality and improves the overall result. However, like the individual themes, our overall model does experience periods of over- or underperformance.

The result of our five themes is a preference for stocks that have a low multiple on earnings or cash flow, with growth and other fundamental characteristics that are similar to or better than their peers. Our valuation theme assesses the price we pay for earnings and cash flow, relative to other stocks of the same size in an industry. Buying cheap earnings that are shrinking is not a compelling strategy, so our growth theme evaluates each company’s earnings growth prospects relative to its peers. We measure a firm’s ability to sustain earnings growth by our

7

quality theme, which analyzes balance sheet strength and returns on invested capital. We consider management’s opinions by looking at their actions in our management-decisions theme, which evaluates capital spending and debt and stock issuance. Finally, investors reflect their opinions of a company through market activity, which we capture in our market-sentiment theme.

Using the results of our model, we then construct our portfolio, with the goal of minimizing exposure to risks that our research indicates will not improve returns. Thus, we are always fully invested, and we do not try to add value by over- or underweighting sectors. Our portfolio will be close to the benchmark in terms of other major risk factors, such as market capitalization and beta. Finally, we want to hold many small positions so we own a portfolio with several hundred holdings. This means that our return will be determined by how our model performs, not by the results of a few holdings. For this fiscal period, the valuation and growth models were positive contributors while the market sentiment model was decidedly negative.

At the stock level, selection results were strongest in the consumer staples and discretionary sectors. In consumer staples, selections such as Coca-Cola Enterprises and Dr Pepper Snapple Group added most to our returns. In consumer discretionary, Ford Motor, Limited Brands, and Wyndham Worldwide were the largest contributors to our relative results. Conversely, our selection results in the information technology, utilities, and energy sectors held back our overall return. Western Digital, AES, and National Oilwell Varco did not perform as we expected.

Although proof of a stable economic recovery has yet to materialize and market uncertainty and volatility may be with us for the near term, we remain committed to a portfolio of companies with lower relative price-to-earnings and cash flow ratios, growth rates similar to that of the market, a higher return on equity, quality balance sheets, and positive market sentiment. We believe this “growth at a reasonable price” approach to building a portfolio, combined with a disciplined risk control framework, offers an attractive profile, which the market will reward in the long term.

We thank you for your investment and trust, and we look forward to reporting to you in 2011.

James P. Stetler, Principal
Vanguard Quantitative Equity Group
October 21, 2010

8

U.S. Value Fund

Fund Profile
As of September 30, 2010

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	314	1,951	3,920
Median Market Cap $23.5B		$26.0B	$27.3B
Price/Earnings Ratio	13.0x	15.5x	17.1x
Price/Book Ratio	1.5x	1.5x	2.1x
Return on Equity	15.2%	14.6%	19.1%
Earnings Growth Rate	1.4%	0.4%	6.4%
Dividend Yield	2.3%	2.3%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	73%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.52%	—	—
30-Day SEC Yield	1.84%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	7.6%	7.7%	11.7%
Consumer Staples	10.6	9.8	10.1
Energy	10.7	11.0	9.7
Financials	27.5	28.1	16.6
Health Care	12.8	12.8	11.2
Industrials	8.6	9.3	11.1
Information
Technology	6.3	5.8	19.0
Materials	3.6	3.1	4.2
Telecommunication
Services	5.4	5.0	2.9
Utilities	6.9	7.4	3.5

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.98	0.97
Beta	0.94	0.97

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Chevron Corp.	Integrated Oil &
	Gas	2.9%
AT&T Inc.	Integrated
	Telecommunication
	Services	2.9
JPMorgan Chase & Co.	Diversified Financial
	Services	2.9
Procter & Gamble Co.	Household
	Products	2.8
Bank of America Corp.	Diversified Financial
	Services	2.1
General Electric Co.	Industrial
	Conglomerates	1.9
Johnson & Johnson	Pharmaceuticals	1.8
Berkshire Hathaway Inc.	Property & Casualty
Class B	Insurance	1.8
Pfizer Inc.	Pharmaceuticals	1.6
Wells Fargo & Co.	Diversified Banks	1.5
Top Ten		22.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the expense ratio was 0.41%.

9

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2000, Through September 30, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	U.S. Value Fund	7.09%	-2.28%	2.30%	$12,555
••••••••	Dow Jones U.S. Total Stock Market
	Index	11.51	1.37	0.41	10,421
– – – –	Russell 3000 Value Index	9.15	-0.39	2.96	13,383
	Multi-Cap Value Funds Average	8.82	-0.43	2.33	12,591
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): September 30, 2000, Through September 30, 2010

See Financial Highlights for dividend and capital gains information.

10

U.S. Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.3%)[1]
Consumer Discretionary (7.5%)
	Viacom Inc. Class B	115,153	4,167
	Time Warner Cable Inc.	67,500	3,644
	Walt Disney Co.	84,600	2,801
	Comcast Corp. Class A	152,389	2,755
	Time Warner Inc.	61,466	1,884
	DISH Network Corp.
	Class A	96,330	1,846
	Newell Rubbermaid Inc.	102,200	1,820
	Gannett Co. Inc.	142,400	1,742
*	TRW Automotive
	Holdings Corp.	30,968	1,287
	Rent-A-Center Inc.	56,000	1,253
	Johnson Controls Inc.	36,540	1,115
	News Corp. Class A	70,700	923
*	DIRECTV Class A	21,700	903
	Limited Brands, Inc.	32,200	862
	Jones Apparel Group Inc.	43,400	852
	Gap Inc.	45,450	847
	DR Horton Inc.	73,400	816
*	Ford Motor Co.	60,700	743
	Bob Evans Farms Inc.	24,145	678
	Regis Corp.	29,714	568
	Scholastic Corp.	18,600	518
*	Ruby Tuesday Inc.	38,370	456
*	Valassis Communications Inc.	13,400	454
	Macy’s Inc.	17,900	413
*	Genesco Inc.	13,100	391
	American Greetings Corp.
	Class A	18,480	344
	Comcast Corp.
	Special Class A Shares	20,000	340
	Cracker Barrel
	Old Country Store Inc.	6,200	315
	Wyndham Worldwide Corp.	11,300	310
*	La-Z-Boy Inc.	28,775	243
*	Domino’s Pizza Inc.	17,200	227

			Market
			Value•
		Shares	($000)
	Cablevision Systems
	Corp. Class A	7,400	194
*	Helen of Troy Ltd.	7,500	190
*	Talbots Inc.	12,400	163
*	Perry Ellis International Inc.	5,800	127
	Blyth Inc.	2,900	120
*	Quiksilver Inc.	27,100	106
*	Career Education Corp.	2,800	60
*	Delta Apparel Inc.	3,200	48
			36,525
Consumer Staples (10.6%)
	Procter & Gamble Co.	229,769	13,779
	Wal-Mart Stores Inc.	107,500	5,753
	Altria Group Inc.	174,300	4,187
	Archer-Daniels-Midland Co.	101,900	3,253
	Lorillard Inc.	39,981	3,211
	Coca-Cola Enterprises Inc.	89,300	2,768
	Tyson Foods Inc. Class A	144,700	2,318
	Del Monte Foods Co.	162,400	2,129
	SUPERVALU Inc.	114,400	1,319
	Kraft Foods Inc.	42,218	1,303
	CVS Caremark Corp.	39,200	1,234
	Sara Lee Corp.	89,900	1,207
	Dr Pepper Snapple
	Group Inc.	31,672	1,125
	Kroger Co.	48,800	1,057
	PepsiCo Inc.	15,500	1,030
	Coca-Cola Co.	17,100	1,001
	General Mills Inc.	26,800	979
	Hershey Co.	16,600	790
	Ruddick Corp.	21,200	735
	Reynolds American Inc.	11,300	671
*	Whole Foods Market Inc.	11,462	425
	Nash Finch Co.	8,500	361
	ConAgra Foods Inc.	9,800	215
*	Energizer Holdings Inc.	2,612	176
*	Seneca Foods Corp. Class A	5,600	147
*	Revlon Inc. Class A	10,600	134
			51,307

11

U.S. Value Fund

			Market
			Value
		Shares	($000)
Energy (10.6%)
	Chevron Corp.	176,030	14,267
	ConocoPhillips	112,240	6,446
	Apache Corp.	54,500	5,328
	Marathon Oil Corp.	118,637	3,927
	Occidental Petroleum Corp.	44,700	3,500
	Williams Cos. Inc.	159,600	3,050
	Pioneer Natural
	Resources Co.	32,800	2,133
	Devon Energy Corp.	31,600	2,046
	Anadarko Petroleum Corp.	34,800	1,985
*	Rowan Cos. Inc.	51,060	1,550
	Exxon Mobil Corp.	24,500	1,514
	Valero Energy Corp.	81,740	1,431
*	Newfield Exploration Co.	17,500	1,005
	Spectra Energy Corp.	23,800	537
	El Paso Corp.	42,200	523
	Chesapeake Energy Corp.	19,000	430
	Sunoco Inc.	11,500	420
*	Oil States International Inc.	7,054	328
*	Stone Energy Corp.	21,400	315
*	USEC Inc.	40,020	208
*	Tetra Technologies Inc.	18,933	193
*	Atwood Oceanics Inc.	4,600	140
*	Green Plains Renewable
	Energy Inc.	7,800	95
	Cimarex Energy Co.	1,300	86
			51,457
Financials (27.5%)
	JPMorgan Chase & Co.	367,640	13,996
	Bank of America Corp.	785,476	10,298
*	Berkshire Hathaway Inc.
	Class B	106,900	8,839
	Wells Fargo & Co.	298,623	7,504
	Goldman Sachs Group Inc.	51,717	7,477
	US Bancorp	242,800	5,249
	Prudential Financial Inc.	82,300	4,459
	Travelers Cos. Inc.	85,255	4,442
	PNC Financial Services
	Group Inc.	83,600	4,340
*	Citigroup Inc.	1,068,314	4,166
	Capital One Financial Corp.	95,200	3,765
	Loews Corp.	96,400	3,654
	Ameriprise Financial Inc.	73,820	3,494
	Comerica Inc.	73,400	2,727
	M&T Bank Corp.	31,600	2,585
	Platinum Underwriters
	Holdings Ltd.	55,830	2,430
*	CNA Financial Corp.	80,900	2,264
	American Financial
	Group Inc.	66,920	2,046
	Unum Group	90,599	2,007
	Vornado Realty Trust	22,659	1,938
	Assurant Inc.	43,300	1,762

			Market
			Value
		Shares	($000)
	SL Green Realty Corp.	25,500	1,615
	Hospitality Properties Trust	64,200	1,434
	Macerich Co.	32,964	1,416
	Highwoods Properties Inc.	40,600	1,318
	Endurance Specialty
	Holdings Ltd.	32,600	1,298
	Cash America
	International Inc.	34,600	1,211
	Plum Creek Timber Co. Inc.	34,100	1,204
	International
	Bancshares Corp.	70,200	1,186
	Duke Realty Corp.	98,900	1,146
	Chubb Corp.	19,900	1,134
*	Forest City Enterprises
	Inc. Class A	85,600	1,098
	CBL & Associates
	Properties Inc.	78,200	1,021
	Pennsylvania Real Estate
	Investment Trust	82,767	982
	Sun Communities Inc.	28,800	884
	Franklin Resources Inc.	8,000	855
	Reinsurance Group of
	America Inc. Class A	17,300	835
	Bank of New York
	Mellon Corp.	31,700	828
	Montpelier Re Holdings Ltd.	47,800	828
*	AmeriCredit Corp.	33,500	819
	New York Community
	Bancorp Inc.	48,200	783
	American Express Co.	18,500	778
	Hudson City Bancorp Inc.	62,800	770
	Bank of Hawaii Corp.	16,400	737
	Morgan Stanley	26,400	652
	Mercury General Corp.	15,100	617
	Unitrin Inc.	23,400	571
	Nelnet Inc. Class A	23,700	542
*	Ashford Hospitality
	Trust Inc.	57,800	523
	Medical Properties
	Trust Inc.	51,300	520
	First Financial Bancorp	29,700	495
	Ventas Inc.	9,400	485
	BB&T Corp.	19,400	467
*	World Acceptance Corp.	10,300	455
	BOK Financial Corp.	10,000	451
	Simon Property Group Inc.	4,710	437
	Annaly Capital
	Management Inc.	23,900	421
	RenaissanceRe Holdings Ltd.	6,800	408
	Torchmark Corp.	7,400	393
	Brandywine Realty Trust	30,600	375
	General Growth
	Properties Inc.	21,300	332
	NYSE Euronext	7,500	214

12

U.S. Value Fund

			Market
			Value
		Shares	($000)
	Banco Latinoamericano de
	Comercio Exterior SA	14,400	208
	Solar Capital Ltd.	6,300	135
*	SLM Corp.	11,200	129
	Mission West Properties Inc.	17,198	117
	Republic Bancorp Inc. Class A	5,100	108
	Agree Realty Corp.	3,940	100
	Jefferies Group Inc.	4,200	95
	Associated Estates
	Realty Corp.	6,400	90
	Equity Residential	1,800	86
	Fifth Third Bancorp	6,200	75
	WesBanco Inc.	3,621	59
*	First Industrial Realty
	Trust Inc.	11,300	57
	Regency Centers Corp.	1,300	51
*	OmniAmerican Bancorp Inc.	4,100	46
*	Encore Capital Group Inc.	2,500	45
	U-Store-It Trust	5,200	43
*	Arch Capital Group Ltd.	500	42
	ESB Financial Corp.	2,523	35
			133,501
Health Care (12.7%)
	Johnson & Johnson	143,850	8,913
	Pfizer Inc.	451,525	7,753
	Merck & Co. Inc.	175,801	6,471
*	Amgen Inc.	81,700	4,502
	CIGNA Corp.	101,120	3,618
*	Forest Laboratories Inc.	112,500	3,480
	UnitedHealth Group Inc.	99,000	3,476
	McKesson Corp.	52,200	3,225
*	Biogen Idec Inc.	54,400	3,053
*	Humana Inc.	54,900	2,758
	Eli Lilly & Co.	75,300	2,751
*	Cephalon Inc.	41,300	2,579
	Bristol-Myers Squibb Co.	78,000	2,114
*	WellPoint Inc.	24,300	1,376
*	Endo Pharmaceuticals
	Holdings Inc.	32,800	1,090
	AmerisourceBergen Corp.
	Class A	23,900	733
*	Life Technologies Corp.	14,200	663
*	Coventry Health Care Inc.	24,010	517
*	Community Health
	Systems Inc.	15,500	480
*	Mylan Inc.	24,600	463
*	Kinetic Concepts Inc.	11,800	432
*	King Pharmaceuticals Inc.	30,400	303
*	LifePoint Hospitals Inc.	6,900	242
	Invacare Corp.	8,800	233
	Universal American Corp.	15,800	233
*	Amedisys Inc.	6,300	150

			Market
			Value
		Shares	($000)
	Medicis Pharmaceutical
	Corp. Class A	2,300	68
*	Par Pharmaceutical Cos. Inc.	2,200	64
*	Tenet Healthcare Corp.	12,700	60
*	Gentiva Health Services Inc.	1,718	37
			61,837
Industrials (8.5%)
	General Electric Co.	567,540	9,223
	Northrop Grumman Corp.	62,700	3,802
	Eaton Corp.	40,200	3,316
	FedEx Corp.	36,700	3,138
	CSX Corp.	42,600	2,357
	Timken Co.	61,200	2,348
	Union Pacific Corp.	16,900	1,382
*	Alaska Air Group Inc.	24,650	1,258
	General Dynamics Corp.	20,000	1,256
*	EMCOR Group Inc.	48,400	1,190
	Raytheon Co.	25,300	1,157
	Joy Global Inc.	13,500	949
	Parker Hannifin Corp.	13,300	932
	Cummins Inc.	10,100	915
	Ryder System Inc.	21,000	898
	Republic Services Inc.
	Class A	27,100	826
*	Owens Corning	31,600	810
	RR Donnelley & Sons Co.	42,300	717
	United Technologies Corp.	9,200	655
*	Atlas Air Worldwide
	Holdings Inc.	10,200	513
	Waste Management Inc.	10,800	386
	Watts Water Technologies
	Inc. Class A	11,130	379
*	Thomas & Betts Corp.	8,200	336
*	Avis Budget Group Inc.	24,500	286
*	Oshkosh Corp.	10,200	281
	Southwest Airlines Co.	21,100	276
*	Esterline Technologies Corp.	4,200	240
	Briggs & Stratton Corp.	12,000	228
*	URS Corp.	5,900	224
*	EnerSys	8,900	222
	Deluxe Corp.	11,500	220
	Standex International Corp.	7,000	169
	Pitney Bowes Inc.	7,300	156
	Ducommun Inc.	6,200	135
*	Armstrong World
	Industries Inc.	2,700	112
	Crane Co.	2,244	85
*	ATC Technology Corp.	3,200	79
*	LMI Aerospace Inc.	2,700	43
	Kimball International Inc.
	Class B	6,621	39
			41,538

13

U.S. Value Fund

			Market
			Value
		Shares	($000)
Information Technology (6.1%)
	Microsoft Corp.	281,300	6,889
*	Motorola Inc.	473,500	4,039
	Computer Sciences Corp.	69,400	3,192
*	Micron Technology Inc.	323,249	2,331
*	Lexmark International Inc.
	Class A	49,000	2,186
	Intel Corp.	86,900	1,671
*	Western Digital Corp.	37,440	1,063
*	Avnet Inc.	30,700	829
*	Seagate Technology PLC	70,300	828
*	Vishay Intertechnology Inc.	76,700	743
*	Convergys Corp.	68,940	721
	Hewlett-Packard Co.	17,000	715
*	Unisys Corp.	25,070	700
*	Fairchild Semiconductor
	International Inc. Class A	63,900	601
	Earthlink Inc.	59,100	537
*	Advanced Micro Devices Inc.	54,900	390
*	Teradata Corp.	9,600	370
*	SanDisk Corp.	8,000	293
*	RF Micro Devices Inc.	46,800	287
	United Online Inc.	48,824	279
	International Business
	Machines Corp.	2,000	268
*	Tech Data Corp.	5,300	214
*	Ingram Micro Inc.	10,400	175
*	Photronics Inc.	28,900	153
*	CSG Systems
	International Inc.	7,900	144
*	Ciber Inc.	44,673	135
*	ePlus Inc.	2,200	47
*	Power-One Inc.	3,600	33
			29,833
Materials (3.6%)
	EI du Pont de
	Nemours & Co.	101,700	4,538
	Eastman Chemical Co.	34,700	2,568
	Ashland Inc.	33,610	1,639
	Domtar Corp.	17,100	1,104
	Dow Chemical Co.	36,900	1,013
	Buckeye Technologies Inc.	57,637	848
	International Paper Co.	35,100	764
	Sealed Air Corp.	32,700	735
	Cabot Corp.	22,100	720
	PPG Industries Inc.	8,000	582
	Lubrizol Corp.	4,900	519
*	OM Group Inc.	16,800	506
*	Ferro Corp.	32,000	413
*	Clearwater Paper Corp.	4,900	373
	Innophos Holdings Inc.	9,700	321
*	Solutia Inc.	15,800	253

			Market
			Value
		Shares	($000)
*	Boise Inc.	31,600	205
*	KapStone Paper and
	Packaging Corp.	14,400	175
	Rock-Tenn Co. Class A	3,200	159
*	Spartech Corp.	16,300	134
			17,569
Telecommunication Services (5.3%)
	AT&T Inc.	497,110	14,217
	Verizon Communications Inc. 145,102		4,729
	CenturyLink Inc.	87,842	3,466
	Qwest Communications
	International Inc.	495,300	3,106
	Consolidated Communications
	Holdings Inc.	17,400	325
	Frontier
	Communications Corp.	10,154	83
			25,926
Utilities (6.9%)
	DTE Energy Co.	68,900	3,164
	NiSource Inc.	174,410	3,035
	Dominion Resources Inc.	66,000	2,881
	Pinnacle West Capital Corp.	67,900	2,802
	Integrys Energy Group Inc.	53,200	2,770
	Ameren Corp.	97,100	2,758
	Oneok Inc.	58,672	2,643
	Energen Corp.	55,500	2,537
	Exelon Corp.	44,900	1,912
	Public Service Enterprise
	Group Inc.	34,300	1,135
	Entergy Corp.	13,600	1,041
	Southern Co.	24,200	901
*	AES Corp.	68,800	781
	CMS Energy Corp.	42,600	768
	Constellation Energy
	Group Inc.	22,400	722
	CenterPoint Energy Inc.	43,900	690
	Duke Energy Corp.	35,800	634
	NextEra Energy Inc.	11,400	620
	Atmos Energy Corp.	18,400	538
	NorthWestern Corp.	17,700	504
	Unisource Energy Corp.	12,822	429
	Edison International	4,400	151
			33,416
Total Common Stocks
(Cost $463,646)			482,909
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.6%)
2	Vanguard Market Liquidity
	Fund, 0.261%	2,886,866	2,887

14

U.S. Value Fund

	Face		Market
	Amount		Value
	($000)		($000)
U.S. Government and Agency Obligations (0.2%)
3,4	Fannie Mae Discount Notes,
	0.240%, 10/20/10	50	50
3,4	Fannie Mae Discount Notes,
	0.240%, 2/16/11	140	140
3,4	Fannie Mae Discount Notes,
	0.300%, 3/21/11	750	749
3,4	Freddie Mac Discount Notes,
	0.321%, 10/25/10	60	60
			999
Total Temporary Cash Investments
(Cost $3,886)			3,886
Total Investments (100.1%)
(Cost $467,532)			486,795
Other Assets and Liabilities (–0.1%)
Other Assets			1,753
Liabilities			(2,341)
			(588)
Net Assets (100%)
Applicable to 52,370,529 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			486,207
Net Asset Value Per Share			$9.28

At September 30, net assets consisted of:
Amount
($000)
Paid-in Capital	725,618
Undistributed Net Investment Income	3,581
Accumulated Net Realized Losses	(262,301)
Unrealized Appreciation (Depreciation)
Investment Securities	19,263
Futures Contracts	46
Net Assets	486,207

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $999,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Value Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends	10,707
Interest[1]	43
Security Lending	71
Total Income	10,821
Expenses
Investment Advisory Fees—Note B
Basic Fee	841
Performance Adjustment	194
The Vanguard Group—Note C
Management and Administrative	846
Marketing and Distribution	104
Custodian Fees	47
Auditing Fees	25
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Total Expenses	2,079
Net Investment Income	8,742
Realized Net Gain (Loss)
Investment Securities Sold	1,656
Futures Contracts	1,325
Realized Net Gain (Loss)	2,981
Change in Unrealized Appreciation (Depreciation)
Investment Securities	23,280
Futures Contracts	(264)
Change in Unrealized Appreciation (Depreciation)	23,016
Net Increase (Decrease) in Net Assets Resulting from Operations	34,739
1 Interest income from an affiliated company of the fund was $32,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,742	11,691
Realized Net Gain (Loss)	2,981	(216,657)
Change in Unrealized Appreciation (Depreciation)	23,016	90,276
Net Increase (Decrease) in Net Assets Resulting from Operations	34,739	(114,690)
Distributions
Net Investment Income	(10,069)	(19,124)
Realized Capital Gain	—	—
Total Distributions	(10,069)	(19,124)
Capital Share Transactions
Issued	56,699	83,799
Issued in Lieu of Cash Distributions	9,531	17,794
Redeemed	(124,790)	(174,762)
Net Increase (Decrease) from Capital Share Transactions	(58,560)	(73,169)
Total Increase (Decrease)	(33,890)	(206,983)
Net Assets
Beginning of Period	520,097	727,080
End of Period[1]	486,207	520,097
1 Net Assets—End of Period includes undistributed net investment income of $3,581,000 and $4,908,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.84	$10.64	$15.41	$14.55	$14.36
Investment Operations
Net Investment Income	.165	.200	.270[1]	.330	.280
Net Realized and Unrealized Gain (Loss) on Investments .455		(1.702)	(3.180)	1.170	1.070
Total from Investment Operations	.620	(1.502)	(2.910)	1.500	1.350
Distributions
Dividends from Net Investment Income	(.180)	(.298)	(.350)	(.230)	(.280)
Distributions from Realized Capital Gains	—	—	(1.510)	(.410)	(.880)
Total Distributions	(.180)	(.298)	(1.860)	(.640)	(1.160)
Net Asset Value, End of Period	$9.28	$8.84	$10.64	$15.41	$14.55

Total Return[2]	7.09%	-13.68%	-20.65%	10.52%	9.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$486	$520	$727	$1,406	$1,394
Ratio of Total Expenses to Average Net Assets[3]	0.41%	0.52%	0.37%	0.33%	0.39%
Ratio of Net Investment Income to
Average Net Assets	1.74%	2.38%	2.18%	2.09%	2.09%
Portfolio Turnover Rate	73%	74%	86%	114%	57%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.09%, (0.02%), (0.09%), and (0.09%).

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

U.S. Value Fund

B. AXA Rosenberg Investment Management LLC provided investment advisory services to a portion of the fund for part of the fiscal year for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AXA Rosenberg Investment Management LLC was subject to quarterly adjustments based on performance for the preceding three years, relative to the Russell 3000 Value Index. In August 2010, the board of trustees restructured the advisory arrangement for the fund. The Vanguard Group became the sole investment advisor to the fund.

The Vanguard Group provides investment advisory services to the fund (a portion of the fund prior to August 2010) on an at-cost basis. The fund paid Vanguard advisory fees of $155,000 for the year ended September 30, 2010.

For the year ended September 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $194,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $87,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	482,909	—	—
Temporary Cash Investments	2,887	999	—
Futures Contracts—Liabilities[1]	(12)	—	—
Total	485,784	999	—
1 Represents variation margin on the last day of the reporting period.

20

U.S. Value Fund

E. At September 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2010	8	2,273	42
E-mini S&P 500 Index	December 2010	19	1,080	4

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2010, the fund had $5,809,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $251,720,000 to offset future net capital gains of $97,429,000 through September 30, 2017, and $154,291,000 through September 30, 2018. In addition, the fund realized losses of $10,989,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $467,532,000. Net unrealized appreciation of investment securities for tax purposes was $19,263,000, consisting of unrealized gains of $51,422,000 on securities that had risen in value since their purchase and $32,159,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2010, the fund purchased $350,195,000 of investment securities and sold $391,224,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	6,589	10,871
Issued in Lieu of Cash Distributions	1,064	2,326
Redeemed	(14,124)	(22,707)
Net Increase (Decrease) in Shares Outstanding	(6,471)	(9,510)

I. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard U.S. Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 8, 2010

Special 2010 tax information (unaudited) for Vanguard U.S. Value Fund
This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $10,069,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any)
qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Value Fund
Periods Ended September 30, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	7.09%	-2.28%	2.30%
Returns After Taxes on Distributions	6.77	-3.40	1.54
Returns After Taxes on Distributions and Sale of Fund Shares	5.01	-2.02	1.85

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	3/31/2010	9/30/2010	Period
Based on Actual Fund Return	$1,000.00	$962.66	$1.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.46	1.62

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1240 112010

Vanguard Capital Value Fund
Annual Report

September 30, 2010

> Vanguard Capital Value Fund returned about 12% for the fiscal year ended September 30, 2010, surpassing both the return of its benchmark index and the average result of its peer group.

> The broad U.S. stock market returned about 11% for the fiscal year, and growth stocks outperformed their value counterparts.

> Superior stock selection in the industrials and materials sectors helped the fund’s performance relative to that of the benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
				Total
				Returns
Vanguard Capital Value Fund				12.26%
Russell 3000 Value Index				9.15
Multi-Cap Value Funds Average				8.82
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$8.60	$9.62	$0.033	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended September 30, 2010, Vanguard Capital Value Fund recorded a return of about 12%. By comparison, both the fund’s benchmark index and peer group returned about 9%.

Unlike in the previous two fiscal years, the fund did not experience a huge performance gap compared with its benchmark and peer group. The fund’s return was far superior to that of its benchmark and its peer-group average in 2009, but far behind in 2008. More stocks were added to the portfolio in 2010, resulting in more diversification and less volatility. The increase in the number of stocks is attributable to the addition of portfolio manager David W. Palmer in December 2009 to the Wellington Management Company, llp, advisory team. He and the existing manager, Peter I. Higgins, now independently manage separate stock portfolios for Capital Value.

The Capital Value Fund remains an opportunistic value fund whose managers are committed to buying companies that are underappreciated. When there is anxiety and concern in the market––as occurred during the sovereign debt crisis this past spring and summer––this contrarian approach doesn’t always find favor, and the fund can trail the benchmark. It’s during these times of unease, however, that the advisors are able to establish new positions with potential for reward when the market recovers.

2

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fund’s fiscal year, based on the highest tax bracket, later in this report.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to close the 12-month period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raises questions about the prospects for

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

3

total returns in a fixed income market where yields hover near all-time lows. At the start of the period, the 10-year U.S. Treasury note yielded 3.3%; at the end of the period, the figure was 2.5% as investors bid up bond prices. As yields move lower, of course, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

Industrials, materials sectors powered solid returns
While investors favored growth stocks over value during Capital Value’s fiscal year, the fund’s advisor held positions in several different sectors that produced solid returns. In nearly every sector, the fund’s holdings differed substantially from those of the benchmark. The end result was positive, but the advisor met with some disappointments on the path to success.

Much of the fund’s gain stemmed from the industrials sector, which accounted for nearly 5 percentage points of the overall return. The airlines subsector, with Delta Airlines in the lead, drove returns as companies did a better job of controlling costs in the course of the long economic

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Capital Value Fund	0.45%	1.30%

The fund expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the fund’s expense ratio was 0.44%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Value Funds.

4

downturn and the attendant reduction in passengers. Strong stock selection was also evident among aerospace and defense companies and industrial conglomerates, all of which benefited from increased demand.

Materials companies have also received a boost in the gradual economic recovery. Precious metals stocks advanced as gold prices rallied. The fund held some of the sector’s top performers and more than doubled the benchmark’s overall materials weighting.

Consumer discretionary stocks were likewise strong contributors. Although shoppers didn’t splurge on goods and services, various firms in different industries were opportunistic and innovative enough to reach selective consumers. Auto parts supplier TRW Automotive Holdings was a standout, along with auto giant Ford and internet retailer Amazon.com. The fund had larger exposures to each of these companies than the benchmark index, and the fund also benefited from its greater commitment to the entire sector.

However, the advisor did make some missteps along the way. In particular, the fund’s holdings in health care failed to keep pace with their benchmark counterparts. Poor stock selection among pharmaceutical and biotechnology companies accounted for most of the underperformance.

Total Returns
Inception Through September 30, 2010
Average
Annual Return
Capital Value Fund (Returns since inception: 12/17/2001)	3.34%
Russell 3000 Value Index	3.74
Multi-Cap Value Funds Average	2.85
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Information technology was also a sore spot. The fund’s position in Apple, which soared more than 50% for the period, was more than offset by several internet and semiconductor laggards.

Long-term focus is key
The Capital Value Fund has followed a path of dramatic ups and downs since its inception in late 2001. While the broad stock market has been roiled by two severe bear markets during that time, the fund’s peaks and valleys have been even steeper. Since inception, as shown in the table accompanying this report, the fund has slightly trailed its benchmark index.

For most of the fund’s history until this fiscal year, the advisor limited the portfolio’s holdings. The strategy of concentrated positions produced highly favorable returns in some years, but left the fund vulnerable to severe declines in others. As mentioned earlier in this letter, Wellington Management expanded the portfolio’s holdings in 2010, resulting in performance that was smoother but still ahead of the benchmark.

Consider investing basics when building a portfolio
While the Capital Value Fund and the broad U.S. stock market registered respectable returns over the past 12 months, the ride included large doses of stress and volatility. The fund increased more than 16% over the first six months of its fiscal year before slumping to a return of about –4% for the second six months. Punctuating the finale was a return of more than 11% in September.

These kind of sudden movements are impossible to predict. All we know for sure is that the fund’s future will contain more of them. That’s why we counsel investors to maintain a long-term view of their investments and embrace the proven principles of balance and diversification, both across and within asset classes.

Over longer time periods, we believe the Capital Value Fund can play a productive role in a well-diversified investment program that includes a combination of stocks, bonds, and short-term reserves.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 11, 2010

6

Advisor’s Report

For the fiscal year ended September 30, the Capital Value Fund returned about 12%, reflecting the combined results of two managers at your fund’s investment advisor, Wellington Management Company, llp. The use of two managers who independently oversee separate portions of the fund’s portfolio provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund. It is not uncommon for different managers to have different views about individual securities or the broader investment environment.

The managers have prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 12, 2010.

Portfolio Manager: Peter I. Higgins, CFA Senior Vice President
Our investment approach is to identify stocks that show considerable potential because of compelling valuation characteristics, along with catalysts that we believe could unlock that potential within 12 to 18 months. We often employ a contrarian approach that seeks to exploit inefficiencies in the market. We attempt to anticipate change, both positive and negative, that could affect our investment thesis. We believe that in the short term the markets can be quite irrational, and so our trading activity attempts to capture some of these anomalies. We do not attempt to mimic any index; instead, our goal is to substantially outperform the market in the intermediate to longer term.

Our investment results for the fiscal year benefited from strong stock selection in, and allocations to, the materials, industrial, and consumer discretionary sectors. Among the holdings that contributed the most to performance were TRW Automotive, Delta Airlines, Apple, UAL Corp., Ford, and Teck Resources. We have owned the airlines for some time, having anticipated much better capital discipline from the industry that would set the stage for a tightening market as demand recovered from the depths of the Great Recession. Earnings estimates have risen markedly for these high-fixed-cost businesses. The stocks have performed well and continue to remain very attractive.

TRW and Ford both benefited from their efforts to aggressively attack their cost structures while maintaining price discipline. These actions, combined with dire market expectations about the companies’ future prospects, set the stage for strong stock performance. We reduced our holdings in both stocks after they performed well. Apple continues to excel with fantastic new products that consumers want to buy, the latest example being the iPad. The market has consistently underestimated the earnings power of Apple, and while the stock has performed well, it remains cheap, particularly when considering its immense cash hoard. We continue to hold Apple, although we have trimmed the position following its strong performance. Finally, Teck Resources, a mining stock focusing on metallurgical coal and copper, rose sharply as the price of these commodities rebounded significantly.

7

Strong free cash flow generation enabled the firm to substantially improve its capital structure.

Poor stock selection in health care, energy, and financials detracted from results. In health care, UCB, a Belgian pharmaceutical company, suffered owing to concerns about pricing trends in Europe. We continue to see UCB as an attractive holding, given that it has one of the best new drug pipelines in the industry relative to its market capitalization. In energy, our holdings of coal companies lagged because of concerns that the drop in natural gas prices would lead more utility companies to switch fuels. Also, a massive explosion at one of Massey Energy’s leading mines caused its shares to plummet. In financials, our holdings of mortgage insurers under-performed as the market became increasingly concerned about a double dip in both the economy and home prices. Despite these fears, we view the mortgage insurers very favorably because their credit metrics continue to improve and their valuations look attractive.

The market has come a long way from the depths we experienced at the end of 2008 and the start of 2009. Yet most investors remain wary, fearing that the market is on the verge of another collapse touched off by deflation or a double dip in the economy. While we recognize that there are material challenges in the economy, we find the case for stocks compelling. Companies are about as healthy as they have ever been. Margins are close to all-time highs. Balance sheets have been cleaned up. Earnings power is much stronger than in the past because companies slashed costs to ensure their survival in 2008 and 2009. We continue to focus on mispriced stocks. This has led us to increase our holdings in technology companies, particularly semiconductors. We have also been adding to financials as they have lagged the overall market. We decreased our investments in the health care and telecommunication services sectors, where we are finding fewer underappreciated investment ideas.

Portfolio Manager: David W. Palmer, CFA Vice President
Our portion of the fund focuses on stocks that trade at a discounted multiple to the broad market, based on current earnings or those we expect within a reasonable investment horizon. We search for companies surrounded by pronounced negative investor sentiment, controversy, or perceived risk from an event, which, through fundamental research and analysis, we find to be temporary or overstated. Because individual holdings can be out of phase with the market for extended periods, we seek to build a portfolio of stocks with unique drivers that are diversified across capitalization sizes and industries.

The most noteworthy development in financial markets since the inception of the dual-manager structure of the fund in December has been the flattening yield curve, as longer-duration bond yields declined to multi-decade lows. The tug-of-war in the equity markets between an implied reduction in economic and

8

corporate profit growth on one hand, and lower long-term interest rates on the other, has resulted in modest absolute price gains for stocks. However, share price volatility during the period has offered some intriguing entry points into out-of-favor companies, in accordance with the fund’s investment approach.

Stock selection was strongest in the industrials, financials, and consumer staples sectors, and was weakest in materials, consumer discretionary, and technology. Among the holdings contributing most to absolute performance was Alkermes, a specialty pharmaceutical company that rebounded strongly in anticipation of FDA decisions on two of its pipeline products, Bydureon and Vivitrol. Ameriprise, an insurer and wealth advisory firm, also advanced after providing a positive surprise on earnings and margins, following its acquisition of the asset manager Columbia. We trimmed both positions after their strong performance, but they remain in the portfolio. Smith International, a provider of oil drilling fluids and bits, performed well owing to its acquisition by rival Schlumberger. Agribusiness concern ADM surged higher as the investment community focused on potentially outsized profits from the company’s transport and logistics businesses, given global imbalances in grain supply, demand, and inventories.

Vulcan Materials, a provider of crushed stone and aggregates, was the largest absolute detractor, as state and municipal infrastructure spending remained pressured by reduced tax revenue, and residential and commercial construction showed only tepid signs of revival. While we may need to be patient while waiting for an upturn, we feel the company’s profit potential in a recovery is high and its current cash needs are limited. Medtronic, a medical device manufacturer, suffered from the general malaise surrounding health care stocks, and from specific concerns about declining demand for its spine products. While acknowledging the company’s growth challenges, we see attractive risk and reward, with a product refreshening coming in key device lines, and continue to hold the position.

Controversy over the path of the macroeconomic recovery, regulatory and legislative effects on industries, and inflation expectations has opened windows for opportunistic purchases and sales in the portfolio. In particular, we made several timely purchases in fertilizer and agriculture stocks, added to exposure in the for-profit education sector, and adjusted energy holdings by adding exposure to natural gas producers amid persistent negative sentiment for those firms.

9

Capital Value Fund

Fund Profile
As of September 30, 2010

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	137	1,951	3,920
Median Market Cap	$9.2B	$26.0B	$27.3B
Price/Earnings Ratio	18.5x	15.5x	17.1x
Price/Book Ratio	1.6x	1.5x	2.1x
Return on Equity	13.8%	14.6%	19.1%
Earnings Growth Rate	9.0%	0.4%	6.4%
Dividend Yield	1.1%	2.3%	1.8%
Foreign Holdings	14.0%	0.0%	0.0%
Turnover Rate	211%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.45%	—	—
30-Day SEC Yield	0.65%	—	—
Short-Term Reserves	0.4%	—	—

Sector Diversification (% of equity exposure)

		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	12.2%	7.7%	11.7%
Consumer Staples	4.4	9.8	10.1
Energy	12.8	11.0	9.7
Financials	21.9	28.1	16.6
Health Care	9.8	12.8	11.2
Industrials	12.6	9.3	11.1
Information
Technology	16.5	5.8	19.0
Materials	8.0	3.1	4.2
Telecommunication
Services	0.0	5.0	2.9
Utilities	1.8	7.4	3.5

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.86	0.89
Beta	1.31	1.38

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Wells Fargo & Co.	Diversified Banks	3.7%
Bank of America Corp.	Diversified Financial
	Services	2.7
Consol Energy Inc.	Coal & Consumable
	Fuels	2.5
Delta Air Lines Inc.	Airlines	2.2
Ingersoll-Rand PLC	Industrial
	Machinery	1.7
eBay Inc.	Internet Software &
	Services	1.7
Pfizer Inc.	Pharmaceuticals	1.5
Mosaic Co.	Fertilizers &
	Agricultural
	Chemicals	1.5
UBS AG	Diversified Capital
	Markets	1.5
Brunswick Corp.	Leisure Products	1.4
Top Ten		20.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the expense ratio was 0.44%.

10

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2001, Through September 30, 2010
Initial Investment of $10,000

Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

Capital Value Fund

Fiscal-Year Total Returns (%): December 17, 2001, Through September 30, 2010

12

Capital Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.2%)
Consumer Discretionary (12.1%)
	Brunswick Corp.	649,460	9,885
*,1	Buck Holdings LP Private
	Placement	NA	9,869
*	Apollo Group Inc. Class A	159,140	8,172
*	Eastman Kodak Co.	1,483,610	6,231
*	Dana Holding Corp.	470,760	5,800
	Lowe’s Cos. Inc.	231,400	5,158
*	Pulte Group Inc.	540,400	4,734
	Comcast Corp. Class A	241,300	4,363
*	Kohl’s Corp.	79,100	4,167
*	ITT Educational Services Inc.	54,270	3,814
^	Strayer Education Inc.	19,610	3,422
	DeVry Inc.	60,100	2,957
	Thomas Cook Group PLC	1,090,978	2,949
	Johnson Controls Inc.	95,730	2,920
	KB Home	229,480	2,600
	Virgin Media Inc.	103,400	2,380
	MDC Holdings Inc.	66,500	1,930
	Target Corp.	29,500	1,576
	Abercrombie & Fitch Co.	26,630	1,047
*	Ford Motor Co.	900	11
			83,985
Consumer Staples (4.3%)
	Archer-Daniels-Midland Co.	238,300	7,607
	Molson Coors Brewing Co.
	Class B	158,100	7,466
*	Green Mountain
	Coffee Roasters Inc.	206,000	6,425
	Kraft Foods Inc.	86,100	2,657
	Japan Tobacco Inc.	769	2,562
	China Agri-Industries
	Holdings Ltd.	1,723,000	2,445
	Chaoda Modern
	Agriculture
	Holdings Ltd.	1,058,306	881
			30,043

			Market
			Value
		Shares	($000)
Energy (12.7%)
	Consol Energy Inc.	465,140	17,192
*	Weatherford
	International Ltd.	441,500	7,550
	Chevron Corp.	90,400	7,327
*	Cobalt International
	Energy Inc.	699,230	6,678
*	Southwestern Energy Co.	160,200	5,357
	Canadian Natural
	Resources Ltd.	144,500	5,000
	Cameco Corp.	170,760	4,735
	Inpex Corp.	967	4,549
*	Venoco Inc.	207,690	4,077
	Massey Energy Co.	123,190	3,821
	Anadarko Petroleum Corp.	60,020	3,424
	SBM Offshore NV	157,006	2,974
	Noble Corp.	83,900	2,835
	Tsakos Energy
	Navigation Ltd.	206,300	2,748
	Apache Corp.	28,100	2,747
^	Frontline Ltd.	68,432	1,945
	Cabot Oil & Gas Corp.	62,200	1,873
*	Alpha Natural Resources Inc.	37,867	1,558
	Chesapeake Energy Corp.	67,020	1,518
			87,908
Financials (21.8%)
	Wells Fargo & Co.	1,028,660	25,850
	Bank of America Corp.	1,424,817	18,679
	Unum Group	407,600	9,028
	Radian Group Inc.	1,141,650	8,928
	Reinsurance Group of
	America Inc. Class A	177,000	8,547
	Hartford Financial
	Services Group Inc.	311,050	7,139
	Ameriprise Financial Inc.	143,700	6,801
*	UBS AG	385,300	6,560
	Everest Re Group Ltd.	70,700	6,113
	ACE Ltd.	99,500	5,796
*	MGIC Investment Corp.	624,570	5,765

13

Capital Value Fund

			Market
			Value
		Shares	($000)
	Banco Santander Brasil
	SA ADR	405,300	5,581
	Barclays PLC	1,082,665	5,089
*	TD Ameritrade
	Holding Corp.	298,700	4,824
	Fidelity National
	Financial Inc. Class A	295,200	4,638
	Principal Financial
	Group Inc.	166,600	4,318
	JPMorgan Chase & Co.	105,100	4,001
*	UBS AG	217,300	3,701
*	PMI Group Inc.	692,720	2,542
	White Mountains
	Insurance Group Ltd.	6,300	1,943
	Susquehanna
	Bancshares Inc.	219,300	1,851
	Bank of New York
	Mellon Corp.	64,900	1,696
	Solar Capital Ltd.	72,201	1,549
			150,939
Health Care (9.7%)
	Pfizer Inc.	607,100	10,424
*	Elan Corp. PLC ADR	1,533,650	8,818
*	Amgen Inc.	123,400	6,801
	UCB SA	165,404	5,732
*	Gilead Sciences Inc.	145,900	5,195
	Medtronic Inc.	144,400	4,849
	Teva Pharmaceutical
	Industries Ltd. ADR	91,530	4,828
*,^	Novavax Inc.	2,180,400	4,775
*	King Pharmaceuticals Inc.	432,600	4,309
	Roche Holding AG	26,404	3,608
	CIGNA Corp.	87,800	3,141
*	Alkermes Inc.	175,600	2,573
	UnitedHealth Group Inc.	60,000	2,107
			67,160
Industrials (12.5%)
*	Delta Air Lines Inc.	1,297,475	15,103
	Ingersoll-Rand PLC	334,040	11,929
*	UAL Corp.	360,510	8,519
*	Terex Corp.	287,610	6,592
*	Navistar
	International Corp.	112,650	4,916
*	AirAsia Bhd.	6,401,680	4,663
	Pentair Inc.	127,700	4,295
	General Dynamics Corp.	58,400	3,668
	Steelcase Inc. Class A	418,100	3,483
	Masco Corp.	294,130	3,238
	Barnes Group Inc.	164,800	2,899
*	Moog Inc. Class A	78,500	2,787
	United Parcel Service Inc.
	Class B	39,900	2,661
	AMETEK Inc.	52,900	2,527
	Lockheed Martin Corp.	31,400	2,238

			Market
			Value
		Shares	($000)
	Honeywell International Inc.	47,800	2,100
	Herman Miller Inc.	104,100	2,049
	Lindsay Corp.	40,900	1,772
	General Electric Co.	66,000	1,072
			86,511
Information Technology (16.4%)
*	eBay Inc.	469,200	11,449
*	Cisco Systems Inc.	426,120	9,332
*	Apple Inc.	29,790	8,453
*	Micron Technology Inc.	1,028,640	7,417
*	Teradyne Inc.	573,250	6,386
	Western Union Co.	358,600	6,336
*	Cree Inc.	107,150	5,817
	Oracle Corp.	212,370	5,702
*	Arrow Electronics Inc.	207,200	5,538
*	Monster Worldwide Inc.	416,860	5,403
*	Research In Motion Ltd.	96,920	4,719
*	Flextronics
	International Ltd.	733,470	4,430
	Corning Inc.	236,400	4,321
*	CACI International Inc.
	Class A	86,800	3,929
*	Seagate Technology PLC	309,600	3,647
	QUALCOMM Inc.	72,800	3,285
*	Atheros
	Communications Inc.	97,490	2,569
*	ON Semiconductor Corp.	355,880	2,566
*	Avnet Inc.	85,300	2,304
*	Silicon Laboratories Inc.	60,340	2,211
	Microsoft Corp.	85,200	2,087
	Paychex Inc.	74,100	2,037
	Visa Inc. Class A	25,120	1,865
*	Varian Semiconductor
	Equipment Associates Inc.	62,100	1,787
			113,590
Materials (7.9%)
	Mosaic Co.	176,910	10,395
	Monsanto Co.	177,700	8,517
	Methanex Corp.	305,220	7,475
	Freeport-McMoRan
	Copper & Gold Inc.	79,200	6,763
	CF Industries Holdings Inc.	52,200	4,985
	Vulcan Materials Co.	128,400	4,741
	Xstrata PLC	195,070	3,737
	Dow Chemical Co.	130,460	3,582
*	Owens-Illinois Inc.	101,100	2,837
	HeidelbergCement AG	41,656	2,006
			55,038
Utilities (1.8%)
	Entergy Corp.	99,400	7,607
	NV Energy Inc.	361,300	4,751
			12,358
Total Common Stocks
(Cost $645,205)			687,532

14

Capital Value Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (1.1%)
Money Market Fund (0.6%)
2,3 Vanguard Market
Liquidity Fund,
0.261%	4,363,200	4,363

	Face
	Amount
	($000)
Repurchase Agreement (0.5%)
Credit Suisse Securities
(USA) LLC 0.300%,
10/1/10 (Dated 9/30/10,
Repurchase Value
$3,000,000, collateralized
by Federal National
Mortgage Assn.
5.500%, 10/1/36)	3,000	3,000
Total Temporary Cash Investments
(Cost $7,363)		7,363
Total Investments (100.3%)
(Cost $652,568)		694,895
Other Assets and Liabilities (-0.3%)
Other Assets		27,473
Liabilities[3]		(29,254)
		(1,781)
Net Assets (100%)
Applicable to 72,084,930 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		693,114
Net Asset Value Per Share		$9.62

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	708,130
Undistributed Net Investment Income	3,243
Accumulated Net Realized Losses	(60,600)
Unrealized Appreciation (Depreciation)
Investment Securities	42,327
Foreign Currencies	14
Net Assets	693,114

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,583,000.
1 Restricted security represents 1.4% of net assets. Shares not applicable for this private placement.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $4,363,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Value Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends[1]	8,016
Interest	9
Security Lending	403
Total Income	8,428
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,745
Performance Adjustment	(171)
The Vanguard Group—Note C
Management and Administrative	1,571
Marketing and Distribution	182
Custodian Fees	63
Auditing Fees	25
Shareholders’ Reports	21
Trustees’ Fees and Expenses	2
Total Expenses	3,438
Expenses Paid Indirectly	(66)
Net Expenses	3,372
Net Investment Income	5,056
Realized Net Gain (Loss)
Investment Securities Sold	131,021
Foreign Currencies	(147)
Realized Net Gain (Loss)	130,874
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(55,347)
Foreign Currencies	13
Change in Unrealized Appreciation (Depreciation)	(55,334)
Net Increase (Decrease) in Net Assets Resulting from Operations	80,596
1 Dividends are net of foreign withholding taxes of $234,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,056	2,989
Realized Net Gain (Loss)	130,874	(67,599)
Change in Unrealized Appreciation (Depreciation)	(55,334)	206,843
Net Increase (Decrease) in Net Assets Resulting from Operations	80,596	142,233
Distributions
Net Investment Income	(2,911)	(4,237)
Realized Capital Gain	—	—
Total Distributions	(2,911)	(4,237)
Capital Share Transactions
Issued	158,740	378,948
Issued in Lieu of Cash Distributions	2,792	4,048
Redeemed	(288,623)	(137,562)
Net Increase (Decrease) from Capital Share Transactions	(127,091)	245,434
Total Increase (Decrease)	(49,406)	383,430
Net Assets
Beginning of Period	742,520	359,090
End of Period[1]	693,114	742,520
1 Net Assets—End of Period includes undistributed net investment income of $3,243,000 and $1,245,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.60	$6.75	$13.52	$12.40	$11.64
Investment Operations
Net Investment Income	.066	.046	.090	.160	.120
Net Realized and Unrealized Gain (Loss)
on Investments	.987	1.883	(5.304)	2.157	1.215
Total from Investment Operations	1.053	1.929	(5.214)	2.317	1.335
Distributions
Dividends from Net Investment Income	(.033)	(.079)	(.130)	(.130)	(.100)
Distributions from Realized Capital Gains	—	—	(1.426)	(1.067)	(.475)
Total Distributions	(.033)	(.079)	(1.556)	(1.197)	(.575)
Net Asset Value, End of Period	$9.62	$8.60	$6.75	$13.52	$12.40

Total Return[1]	12.26%	29.47%	-42.40%	19.31%	11.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$693	$743	$359	$670	$437
Ratio of Total Expenses to
Average Net Assets[2]	0.44%	0.45%	0.45%	0.53%	0.61%
Ratio of Net Investment Income to
Average Net Assets	0.65%	0.78%	0.88%	1.23%	1.02%
Portfolio Turnover Rate	211%	300%	186%	56%	47%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.06%), (0.02%), 0.06%, and 0.08%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

19

Capital Value Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones U.S. Total Stock Market Index. For the year ended September 30, 2010, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets before a decrease of $171,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $121,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2010, these arrangements reduced the fund’s expenses by $66,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	629,907	47,756	9,869
Temporary Cash Investments	4,363	3,000	—
Total	634,270	50,756	9,869

20

Capital Value Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended September 30, 2010:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2009	9,815
Transfers out of Level 3	(4,653)
Change in Unrealized Appreciation (Depreciation)	4,707
Balance as of September 30, 2010	9,869

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2010, the fund realized net foreign currency losses of $147,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2010, the fund had $4,735,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $50,925,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $7,450,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $654,763,000. Net unrealized appreciation of investment securities for tax purposes was $40,132,000, consisting of unrealized gains of $70,967,000 on securities that had risen in value since their purchase and $30,835,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2010, the fund purchased $1,598,682,000 of investment securities and sold $1,734,711,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	17,206	55,749
Issued in Lieu of Cash Distributions	299	831
Redeemed	(31,714)	(23,505)
Net Increase (Decrease) in Shares Outstanding	(14,209)	33,075

I. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Capital Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodians and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 8, 2010

Special 2010 tax information (unaudited) for Vanguard Capital Value Fund
This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $2,911,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Value Fund
Periods Ended September 30, 2010
			Since
	One	Five	Inception
	Year	Years	(12/17/2001)
Returns Before Taxes	12.26%	2.23%	3.34%
Returns After Taxes on Distributions	12.20	1.21	2.68
Returns After Taxes on Distributions and Sale of Fund Shares	8.04	1.78	2.78

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	3/31/2010	9/30/2010	Period
Based on Actual Fund Return	$1,000.00	$962.00	$1.92
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.11	1.98

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3280 112010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2010: $77,000 Fiscal Year Ended September 30, 2009: $70,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2010: $3,607,060
Fiscal Year Ended September 30, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2010: $791,350
Fiscal Year Ended September 30, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2010: $336,090
Fiscal Year Ended September 30, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2010: $16,000
Fiscal Year Ended September 30, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2010: $352,090
Fiscal Year Ended September 30, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS
By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 18, 2010

VANGUARD MALVERN FUNDS
By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 18, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.